[AMERICAN EXPRESS(R) FUNDS LOGO]

AMERICAN EXPRESS(R)

VARIABLE PORTFOLIO FUNDS

   PROSPECTUS/OCT. 30, 2003

AXP(R) Variable Portfolio - Blue Chip Advantage Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Cash Management Fund

AXP(R) Variable Portfolio - Core Bond Fund

AXP(R) Variable Portfolio - Diversified Bond Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Emerging Markets Fund
AXP(R) Variable Portfolio - Equity Select Fund
AXP(R) Variable Portfolio - Global Bond Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - High Yield Bond Fund
AXP(R) Variable Portfolio - International Fund
AXP(R) Variable Portfolio - Large Cap Value Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)

AXP(R) Variable Portfolio - Partners Select Value Fund

AXP(R) Variable Portfolio - Partners Small Cap Value Fund
AXP(R) Variable Portfolio - S&P 500 Index Fund
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund
AXP(R) Variable Portfolio - Small Cap Advantage Fund
AXP(R) Variable Portfolio - Stock Fund
AXP(R) Variable Portfolio - Strategy Aggressive Fund

Please note that each Fund:

-  is not a bank deposit
-  is not federally insured
-  is not endorsed by any bank or government agency
-  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may contain information on Funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

[AMERICAN EXPRESS(R) LOGO]

   MANAGED BY: AMERICAN EXPRESS FINANCIAL CORPORATION

TABLE OF CONTENTS

TAKE A CLOSER LOOK AT:

THE FUNDS                                        4P

AXP VARIABLE PORTFOLIO -
  BLUE CHIP ADVANTAGE FUND                       4P
Goal                                             4p
Principal Investment Strategies                  4p
Principal Risks                                  5p
Past Performance                                 5p
Management                                       6p
Other Securities and Investment Strategies       6p

AXP VARIABLE PORTFOLIO -
  CAPITAL RESOURCE FUND                          6P
Goal                                             6p
Principal Investment Strategies                  6p
Principal Risks                                  7p
Past Performance                                 8p
Management                                       8p
Other Securities and Investment Strategies       9p

AXP VARIABLE PORTFOLIO -
  CASH MANAGEMENT FUND                           9P
Goal                                             9p
Principal Investment Strategies                  9p
Principal Risks                                  9p
Past Performance                                10p
Management                                      11p

AXP VARIABLE PORTFOLIO -
  CORE BOND FUND                                11P
Goal                                            11p
Principal Investment Strategies                 11p
Principal Risks                                 12p
Past Performance                                12p
Management                                      12p
Other Securities and Investment Strategies      12p

AXP VARIABLE PORTFOLIO -
  DIVERSIFIED BOND FUND                         13P
Goal                                            13p
Principal Investment Strategies                 13p
Principal Risks                                 13p
Past Performance                                14p
Management                                      15p
Other Securities and Investment Strategies      15p

AXP VARIABLE PORTFOLIO -
  DIVERSIFIED EQUITY INCOME FUND                15P
Goal                                            15p
Principal Investment Strategies                 15p
Principal Risks                                 16p
Past Performance                                16p
Management                                      17p
Other Securities and Investment Strategies      17p

AXP VARIABLE PORTFOLIO -
  EMERGING MARKETS FUND                         18P
Goal                                            18p
Principal Investment Strategies                 18p
Principal Risks                                 19p
Past Performance                                20p
Management                                      20p
Other Securities and Investment Strategies      21p

AXP VARIABLE PORTFOLIO -
  EQUITY SELECT FUND                            21P
Goal                                            21p
Principal Investment Strategies                 21p
Principal Risks                                 21p
Past Performance                                22p
Management                                      23p
Other Securities and Investment Strategies      23p

AXP VARIABLE PORTFOLIO -
  GLOBAL BOND FUND                              23P
Goal                                            23p
Principal Investment Strategies                 23p
Principal Risks                                 23p
Past Performance                                24p
Management                                      25p
Other Securities and Investment Strategies      25p

AXP VARIABLE PORTFOLIO -
  GROWTH FUND                                   26P
Goal                                            26p
Principal Investment Strategies                 26p
Principal Risks                                 26p
Past Performance                                27p
Management                                      28p
Other Securities and Investment Strategies      28p

AXP VARIABLE PORTFOLIO -
  HIGH YIELD BOND FUND                          28P
Goal                                            28p
Principal Investment Strategies                 28p
Principal Risks                                 29p
Past Performance                                29p
Management                                      30p
Other Securities and Investment Strategies      30p

AXP VARIABLE PORTFOLIO -
  INTERNATIONAL FUND                            31P
Goal                                            31p
Principal Investment Strategies                 31p
Principal Risks                                 31p
Past Performance                                32p
Management                                      33p
Other Securities and Investment Strategies      33p

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       2p
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AXP VARIABLE PORTFOLIO -
  LARGE CAP VALUE FUND                          34P
Goal                                            34p
Principal Investment Strategies                 34p
Principal Risks                                 34p
Past Performance                                35p
Management                                      35p
Other Securities and Investment Strategies      35p

AXP VARIABLE PORTFOLIO -
  MANAGED FUND                                  35P
Goal                                            35p
Principal Investment Strategies                 35p
Principal Risks                                 36p
Past Performance                                37p
Management                                      38p
Other Securities and Investment Strategies      38p

AXP VARIABLE PORTFOLIO -
  NEW DIMENSIONS FUND                           38P
Goal                                            38p
Principal Investment Strategies                 38p
Principal Risks                                 39p
Past Performance                                40p
Management                                      40p
Other Securities and Investment Strategies      41p

AXP VARIABLE PORTFOLIO -
  PARTNERS SELECT VALUE FUND                    41P
Goal                                            41p
Principal Investment Strategies                 41p
Principal Risks                                 41p
Past Performance                                42p
Management                                      42p
Other Securities and Investment Strategies      42p

AXP VARIABLE PORTFOLIO -
  PARTNERS SMALL CAP VALUE FUND                 43P
Goal                                            43p
Principal Investment Strategies                 43p
Principal Risks                                 44p
Past Performance                                45p
Management                                      46p
Other Securities and Investment Strategies      47p

AXP VARIABLE PORTFOLIO -
  S&P 500 INDEX FUND                            48P
Goal                                            48p
Principal Investment Strategies                 48p
Principal Risks                                 48p
Past Performance                                49p
Management                                      50p

AXP VARIABLE PORTFOLIO -
  SHORT DURATION U.S. GOVERNMENT FUND           50P
Goal                                            50p
Principal Investment Strategies                 50p
Principal Risks                                 51p
Past Performance                                52p
Management                                      53p
Other Securities and Investment Strategies      53p

AXP VARIABLE PORTFOLIO -
  SMALL CAP ADVANTAGE FUND                      53P
Goal                                            53p
Principal Investment Strategies                 53p
Principal Risks                                 54p
Past Performance                                54p
Management                                      55p
Other Securities and Investment Strategies      55p

AXP VARIABLE PORTFOLIO -
  STOCK FUND                                    56P
Goal                                            56p
Principal Investment Strategies                 56p
Principal Risks                                 56p
Past Performance                                57p
Management                                      57p
Other Securities and Investment Strategies      58p

AXP VARIABLE PORTFOLIO -
  STRATEGY AGGRESSIVE FUND                      58P
Goal                                            58p
Principal Investment Strategies                 58p
Principal Risks                                 59p
Past Performance                                59p
Management                                      60p
Other Securities and Investment Strategies      60p

FEES AND EXPENSES                               61P

BUYING AND SELLING SHARES                       63P
Valuing Fund Shares                             63p
Purchasing Shares                               63p
Transferring/Selling Shares                     63p

DISTRIBUTIONS AND TAXES                         63P

OTHER INFORMATION                               64P

FINANCIAL HIGHLIGHTS                            65P

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       3p

THE FUNDS

References to "Fund" throughout this prospectus refer to AXP Variable Portfolio
- Blue Chip Advantage Fund, AXP Variable Portfolio - Capital Resource Fund, AXP Variable Portfolio - Cash Management Fund, AXP Variable Portfolio - Core Bond Fund, AXP Variable Portfolio - Diversified Bond Fund, AXP Variable Portfolio - Diversified Equity Income Fund, AXP Variable Portfolio - Emerging Markets Fund, AXP Variable Portfolio - Equity Select Fund, AXP Variable Portfolio - Global Bond Fund, AXP Variable Portfolio - Growth Fund, AXP Variable Portfolio - High Yield Bond Fund, AXP Variable Portfolio - International Fund, AXP Variable Portfolio - Large Cap Value Fund, AXP Variable Portfolio - Managed Fund, AXP Variable Portfolio - New Dimensions Fund, AXP Variable Portfolio - Partners Select Value Fund, AXP Variable Portfolio - Partners Small Cap Value Fund, AXP Variable Portfolio - S&P 500 Index Fund, AXP Variable Portfolio - Short Duration U.S. Government Fund, AXP Variable Portfolio - Small Cap Advantage Fund, AXP Variable Portfolio - Stock Fund, and AXP Variable Portfolio - Strategy Aggressive Fund, singularly or collectively as the context requires.

A Fund may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Each Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each Fund may differ significantly from any publicly-traded retail mutual fund.

PLEASE REMEMBER THAT YOU MAY NOT BUY (NOR WILL YOU OWN) SHARES OF THE FUND DIRECTLY. YOU INVEST BY BUYING A VARIABLE ANNUITY CONTRACT OR LIFE INSURANCE POLICY AND ALLOCATING YOUR PURCHASE PAYMENTS TO THE VARIABLE SUBACCOUNT OR VARIABLE ACCOUNT (THE SUBACCOUNTS) THAT INVESTS IN THE FUND.

AXP VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND

GOAL
The Fund seeks to provide shareholders with a long-term total return exceeding that of the U.S. stock market. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, at least 80% of the Fund's net assets are invested in blue chip stocks. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries. A common measure of blue chip stocks is the S&P 500 Composite Stock Price Index (S&P 500 Index). The S&P 500 Index is an unmanaged market index used to measure the total return of the U.S. stock market (the Fund may change this market index from time to time). While the Fund invests in stocks included in the S&P 500 Index, it is not an index fund, it may own companies not included in the index, and its results will likely differ from the index. Selecting blue chip stocks is the primary decision in building the investment portfolio. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, makes investment selections by:
-  Identifying companies with:
   - attractive valuations,
   - financial strength,
   - strong, sustainable earnings growth, and
   - improving growth dynamics.
-  Buying a diversified portfolio of securities.
- Buying equity securities not included in the S&P 500 Index if those securities meet the standards described above.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
-  The security is overvalued relative to alternative investments.
-  Political, economic, or other events could affect the company's performance.
-  Potential losses can be minimized (i.e., in a market down-turn).
-  A more attractive opportunity exists.
- The company or the security continues to meet the other standards described above.

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       4p

PRINCIPAL RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   ISSUER RISK
   STYLE RISK

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

ISSUER RISK
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

STYLE RISK
The objective of the Fund is to provide shareholders with a long-term return exceeding that of the U.S. stock market. Currently, the S&P 500 Index is the market index used to measure total return of the U.S. stock market. However, unlike the unmanaged index, the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund, stock selection, sector weightings, and other such factors. As a result, once these factors are accounted for, the Fund may under-perform the market index.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

                  AXP VP - BLUE CHIP ADVANTAGE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993
1994
1995
1996
1997
1998
1999
2000        -10.48%
2001        -16.49%
2002        -22.66%

During the period shown in the bar chart, the highest return for a calendar quarter was +10.47% (quarter ending December 2001) and the lowest return for a calendar quarter was -17.49% (quarter ending September 2002).

The Fund's year to date return as of Sept. 30, 2003 was +13.65%.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       5p

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                         1 YEAR   SINCE INCEPTION
AXP VP - Blue Chip Advantage Fund                        -22.66      -12.00%(a)
S&P 500 Index                                            -22.10       -9.74%(b)
Lipper Large-Cap Core Funds Index                        -21.23       -8.94%(b)

(a) Inception date was Sept. 15, 1999.
(b) Measurement period started Oct. 1, 1999.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
James M. Johnson, Jr., Portfolio Manager
-  Managed the Fund since 1999.
-  Joined AEFC in 1994.
-  Began investment career in 1990.
-  MBA, University of Minnesota, Carlson School of Management.

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

AXP VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND

GOAL
The Fund seeks capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in U.S. common stocks of companies with market capitalization of at least $5 billion. Additionally, the Fund may invest up to 25% of its total assets in foreign investments.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses investments by:
- Identifying securities that AEFC believes have good capital appreciation potential.
- Evaluating opportunities and risks by reviewing interest rates and economic forecasts.
- Buying a diversified portfolio of securities. AEFC may weight certain sectors more heavily based on its expectations for growth and market trends.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       6p

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
-  The interest rate or economic outlook changes.
-  The security is overvalued relative to other potential investments.
-  The security has reached AEFC's price objective.
-  AEFC wishes to lock-in profits.
-  A more attractive opportunity has been identified.
- The issuer or the security continues to meet the other standards described above.

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   STYLE RISK
   ISSUER RISK
   FOREIGN RISK

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

STYLE RISK
The Fund purchases stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline significantly and quickly.

ISSUER RISK
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

FOREIGN RISK
The following are all components of foreign risk:

COUNTRY RISK includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.

CURRENCY risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       7p

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
-  how the Fund's average annual total returns compare to a recognized index.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

                   AXP VP - CAPITAL RESOURCE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993         +3.42%
1994         +1.17%
1995        +27.86%
1996         +7.71%
1997        +24.14%
1998        +24.12%
1999        +23.75%
2000        -17.46%
2001        -18.11%
2002        -22.03%

During the period shown in the bar chart, the highest return for a calendar quarter was +26.20% (quarter ending December 1998) and the lowest return for a calendar quarter was -17.27% (quarter ending September 2001).

The Fund's year to date return as of Sept. 30, 2003 was +16.19%.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                            1 YEAR    5 YEARS    10 YEARS
AXP VP - Capital Resource Fund              -22.03%    -4.14%     +3.79%
S&P 500 Index                               -22.10%    -0.59%     +9.34%
Lipper Large-Cap Core Funds Index           -21.23%    -0.74%     +8.04%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the index may not be the same as those held by the Fund.

MANAGEMENT
Doug Chase, Portfolio Manger
-  Managed the Fund since 2002.
-  Joined AEFC in 2002.
-  Prior to that, Analyst and Portfolio Manager at Fidelity Investments.
-  Began investment career in 1992.
-  MBA, University of Michigan.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       8p

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, convertible securities, and debt obligations of any rating. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

AXP VARIABLE PORTFOLIO - CASH MANAGEMENT FUND

GOAL
The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Because any investment involves risk, the Fund cannot guarantee this goal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in U.S. banks, U.S. branches of foreign banks and U.S. government securities. Additionally, the Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's return. The Fund's yield will vary from day-to-day.

The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the Securities and Exchange Commission (SEC) for money market funds. For example, the Fund:
-  Limits its average portfolio maturity to ninety days or less.
-  Buys obligations with remaining maturities of 397 days or less.
- Buys only obligations that are denominated in U.S. dollars and present minimal credit risk.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses investments by:
- Considering opportunities and risks given current interest rates and anticipated interest rates.
-  Purchasing securities based on the timing of cash flows in and out of the
   Fund.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
- The issuer's credit rating declines or AEFC expects a decline (the Fund, in certain cases, may continue to own securities that are down-graded until AEFC believes it is advantageous to sell).
-  Political, economic, or other events could affect the issuer's performance.
-  AEFC identifies a more attractive opportunity.
- The issuer or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. Although the Fund's share price has remained constant in the past, THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Principal risks associated with an investment in the Fund include:

   REINVESTMENT RISK
   INFLATION RISK
   CREDIT RISK
   SECTOR/CONCENTRATION RISK

REINVESTMENT RISK
The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

INFLATION RISK
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       9p

CREDIT RISK
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note).

SECTOR/CONCENTRATION RISK
Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk). For example, if the Fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing how the Fund's performance varied for each full calendar year shown on the chart below.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

                 AXP VP - CASH MANAGEMENT BOND FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993        +2.70%
1994        +3.80%
1995        +5.45%
1996        +4.23%
1997        +5.16%
1998        +5.14%
1999        +4.73%
2000        +5.83%
2001        +3.74%
2002        +1.14%

During the period shown in the bar chart, the highest return for a calendar quarter was +1.49% (quarter ending September 2000) and the lowest return for a calendar quarter was +0.25% (quarter ending December 2002).

The Fund's year to date return as of Sept. 30, 2003 was +0.40%.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                            1 YEAR    5 YEARS    10 YEARS
AXP VP - Cash Management Fund                +1.14%    +4.10%     +4.26%

This table shows total returns from hypothetical investments in shares of the Fund. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

YIELD INFORMATION
For current 7-day yield information, call (800) 862-7919 option 3.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       10p

MANAGEMENT
The team that manages the Fund's portfolio is led by:
Jerri I. Cohen, CFA, Portfolio Manager
-  Managed the Fund since 2002.
-  Leader of the cash investment sector team.
-  Joined AEFC in 2002.
- Prior to that, Sector Leader/Portfolio Manager, Zurich Scudder Investments, from 2000 to 2002. Prior to that, Portfolio Manager, Zurich Scudder Investments, from 1992 to 2000.
-  Began investment career in 1981.
-  MBA, Northwestern University.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

AXP VARIABLE PORTFOLIO - CORE BOND FUND

GOAL
The Fund seeks to provide shareholders with a high total return through current income and capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in intermediate-term (5-12 years) investment grade securities that are included in the Lehman Brothers Aggregate Bond Index (the "Index"). The Index includes securities issued by the U.S. government, corporate securities and mortgage- and asset-backed securities. The Fund will not invest in securities rated below investment grade ("junk bonds"), although it may hold securities that have been downgraded. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses investments by:
- Evaluating the portfolio's total exposure to the sectors, industries and securities relative to the Index.
- Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector.
- Targeting an average portfolio duration of 4 to 6 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a 5 year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

The Fund's investment process employs significant risk controls that are designed to maintain risk levels to be comparable to the Index. These controls include review of effective duration and limitation on sector allocations, industry concentration and the size of individual positions.

In evaluating whether to sell a security, AEFC considers, among other factors:
- The portfolio's total exposure to the sectors, industries and securities relative to the Index.
-  Whether a security's rating change or vulnerability to a change.
-  Whether a sector or industry is experiencing change.
-  Changes in the interest rate or economic outlook.
-  Whether AEFC identifies a more attractive opportunity.

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in short-term obligations such as government securities and commercial paper. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the Fund may trade its portfolio securities more frequently. Frequent trading could result in increased fees and expenses.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       11p

PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   INTEREST RATE RISK
   CREDIT RISK
   CALL/PREPAYMENT RISK

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

INTEREST RATE RISK
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the greater its sensitivity to changes in interest rates.

CREDIT RISK
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to change in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

CALL/PREPAYMENT RISK
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk, which is the risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

PAST PERFORMANCE
As of the date of this prospectus, the Fund has not commenced operations and therefore performance information is not available.

The Fund intends to compare its performance to the Lehman Brothers Aggregate Bond Index, an unmanaged index, made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Fund also intends to compare its performance to the Lipper Intermediate Investment Grade Funds Index, an index published by Lipper Inc., that includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

MANAGEMENT
The team that manages the Fund's portfolio is led by:
Tom Murphy, CFA, Portfolio Manager
-  Managed the Fund since 2003.
-  Leader of the investment grade corporate bond sector team.
-  Joined AEFC in 2002.
- Prior to that, Managing Director and Portfolio Manager, BlackRock Financial Management, in 2002. Prior to that, various positions at Zurich Scudder from 1992 to 2002.
-  Began investment career in 1986.
-  MBA, University of Michigan.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as convertible securities and preferred stocks. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       12p

AXP VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND

GOAL
The Fund seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets will be invested in bonds. Of that 80%, at least 50% will be invested in intermediate-term (5-12 years) investment grade securities that comprise the Lehman Brothers Aggregate Bond Index. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds. The Fund may invest up to 15% in foreign investments, which may include investments in emerging markets. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

The selection of debt obligations is the primary decision in building the investment portfolio. In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses investments by:
- Evaluating the portfolio's total exposure to the sector, industry and security relative to the Index.
- Analyzing factors such as credit quality, interest rate outlook and price to select securities within each sector.
- Investing in lower-quality (junk) bonds and foreign investments as opportunities permit.
- Targeting an average portfolio duration of four-six years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

In evaluating whether to sell a security, AEFC considers, among other factors:
- The portfolio's total exposure to the sector, industry and security relative to the Index.
-  A security's rating has changed or is vulnerable to a change.
-  A sector or industry is experiencing change.
-  The interest rate or economic outlook changes.
-  AEFC identifies a more attractive opportunity.

UNUSUAL MARKET CONDITIONS

During unusual market conditions, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   CREDIT RISK
   INTEREST RATE RISK
   CALL/PREPAYMENT RISK
   MARKET RISK

CREDIT RISK
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

INTEREST RATE RISK

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the greater its sensitivity to changes in interest rates.

CALL/PREPAYMENT RISK
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk, which is the risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       13p

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

                   AXP VP - DIVERSIFIED BOND FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993        +15.85%
1994         -3.92%
1995        +22.30%
1996         +5.70%
1997         +8.83%
1998         +1.51%
1999         +1.70%
2000         +5.41%
2001         +7.67%
2002         +5.53%

During the period shown in the bar chart, the highest return for a calendar quarter was +8.65% (quarter ending June 1995) and the lowest return for a calendar quarter was -3.21% (quarter ending March 1994).

The Fund's year to date return as of Sept. 30, 2003 was +4.10%.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                                1 YEAR     5 YEARS   10 YEARS
AXP VP - Diversified Bond Fund                                   +5.53%     +4.34%     +6.83%
Lehman Brothers Aggregate Bond Index                            +10.25%     +7.55%     +7.51%
Lipper Intermediate Investment Grade Index                       +8.29%     +6.72%     +6.86%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Intermediate Investment Grade Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       14p

MANAGEMENT
The team that manages the Fund's portfolio is led by:
Tom Murphy, Portfolio Manager
-  Managed the Fund since 2002.
-  Leader of the investment grade corporate bond sector team.
-  Joined AEFC in 2002.
- Prior to that, Managing Director and Portfolio Manager, BlackRock Financial Management, in 2002. Prior to that, various positions at Zurich Scudder from 1992 to 2002.
-  Began investment career in 1986.
-  MBA, University of Michigan.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, common stocks, preferred stocks and convertible securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

AXP VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND

GOAL
The Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital. Because any investment involves risk, achieving these goals cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses equity investments by:
-  Identifying companies with moderate growth potential based on:
   - effective management (considering overall performance); and
   - financial strength.

-  Identifying stocks that are selling at low prices in relation to:
   - current and projected earnings;
   - current and projected dividends; and
   - historic price levels.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
-  The security is overvalued relative to alternative investments.
-  The security has reached AEFC's price objective.
-  The company has met AEFC's earnings and/or growth expectations.
- The company or the security continues to meet the other standards described above.

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in money market securities or commercial paper. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       15p

PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   ISSUER RISK
   MARKET RISK
   SECTOR/CONCENTRATION RISK
   STYLE RISK

ISSUER RISK
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

SECTOR/CONCENTRATION RISK
Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk).

STYLE RISK
The Fund's management strategy will influence performance significantly. Securities in which the Fund invests could fall out of favor with the market, causing the Fund to underperform funds that invest primarily in other types of securities. If the manager's stock selection strategy does not perform as expected, the Fund could underperform its peers.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

               AXP VP - DIVERSIFIED EQUITY INCOME FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993
1994
1995
1996
1997
1998
1999
2000         -0.78%
2001         +21.4%
2002        -19.03%

During the period shown in the bar chart, the highest return for a calendar quarter was +9.99% (quarter ending December 2001) and the lowest return for a calendar quarter was -21.04% (quarter ending September 2002).

The Fund's year to date return as of Sept. 30, 2003 was +20.06%.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       16p

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                            1 YEAR        SINCE INCEPTION
AXP VP - Diversified Equity Income Fund                     -19.03%          -4.49%(a)
Russell 1000(R) Value Index                                 -15.52%          -3.19%(b)
Lipper Equity Income Funds Index                            -16.43%          -3.66%(b)

(a) Inception date was Sept. 15, 1999.
(b) Measurement period started Oct. 1, 1999.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
Warren Spitz, Portfolio Manager
-  Managed the Fund since 2000.
-  Joined AEFC in 2000.
- Prior to that, Portfolio Manager, Prudential Global Asset Management, from 1987-2000.
-  Began investment career in 1984.
-  MBA, University of Pennsylvania, Wharton School.

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as foreign securities, convertible securities, debt obligations including bonds and commercial paper of any rating, and money market securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       17p

AXP VARIABLE PORTFOLIO - EMERGING MARKETS FUND

GOAL
The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity securities of companies in emerging market countries. Emerging markets are countries characterized as developing or emerging by either the World Bank or the United Nations. Under normal market conditions, at least 80% of the Fund's net assets will be invested in companies located in at least three different emerging market countries. Included within this 80% are the securities of companies that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging market countries. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses investments by:
-  Considering opportunities and risks within emerging market countries.
- Determining the percentage of assets to invest in a particular country based upon its economic outlook, political environment, and growth rate (the Fund may invest a significant portion of its assets in a particular country or region).
-  Identifying companies with:
   - effective management,
   - financial strength,
   - prospects for growth and development, and
   - high demand for their products or services.
- Identifying securities with sufficient liquidity in trading volume (however, AEFC may invest up to 10% of the Fund's net assets in illiquid securities).
- Buying securities of those companies AEFC considers to be industry market leaders offering the best opportunity for long-term growth.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
   - The security is overvalued relative to alternative investments.
   - The company or the security continues to meet the standards described above.

Because the economies of emerging markets can change much more rapidly than that of the U.S., AEFC will focus on the risks associated with potential currency devaluations or sharp changes in monetary policy. If AEFC believes economic or political developments may result in lower share prices, it will attempt to reduce the investments in that country.

AEFC closely monitors the Fund's exposure to foreign currency fluctuations. From time to time, AEFC may purchase derivative instruments to hedge against currency fluctuations. Additionally, the Fund may utilize derivative instruments to produce incremental earnings and to increase flexibility.

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       18p

PRINCIPAL RISKS
This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   FOREIGN/EMERGING MARKETS RISK
   ISSUER RISK
   STYLE RISK
   SECTOR/CONCENTRATION RISK
   LIQUIDITY RISK

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

FOREIGN/EMERGING MARKETS RISK
The following are all components of foreign/emerging markets risk:

COUNTRY RISK includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

CURRENCY RISK results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

EMERGING MARKETS RISK includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

ISSUER RISK
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

STYLE RISK
The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

SECTOR/CONCENTRATION RISK
Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk).

LIQUIDITY RISK
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       19p

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

                   AXP VP - EMERGING MARKETS FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993
1994
1995
1996
1997
1998
1999
2000
2001        -1.38%
2002        -5.44%

During the period shown in the bar chart, the highest return for a calendar quarter was +23.29% (quarter ending December 2001) and the lowest return for a calendar quarter was -18.48% (quarter ending September 2001).

The Fund's year to date return as of Sept. 30, 2003 was +22.04%.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                           1 YEAR         SINCE INCEPTION
AXP VP - Emerging Markets Fund                             -5.44%            -13.22%(a)
MSCI Emerging Markets Free Index                           -6.00%            -13.14%(b)
Lipper Emerging Markets Funds Index                        -4.63%            -12.56%(b)

(a) Inception date was May 1, 2000.
(b) Measurement period started May 1, 2000.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization-weighted index, is compiled from a composite of securities markets of 26 emerging markets countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Emerging Markets Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
Julian A.S. Thompson, Portfolio Manager
-  Managed the Fund since 1999.
-  Joined AEFC in 1999.
- Prior to that, Investment Manager, Stewart Ivory, a Scottish investment company, from 1993 to 1999.
-  Began investment career in 1993.
-  Double first Classics and a Ph.D., Magdalene College, Cambridge.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       20p

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities and debt securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

AXP VARIABLE PORTFOLIO - EQUITY SELECT FUND

GOAL
The Fund seeks to provide shareholders with growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities. The Fund invests primarily in medium-sized companies. The Fund considers medium-sized companies to be those whose market capitalization falls within the range of companies in the Russell MidCap(R) Index. The market capitalization within the Index will vary, but as of June 30, 2003, the range was between $1.2 billion and $9.8 billion. The Fund may also invest in companies with higher and lower market capitalization. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses equity investments by:
-  Identifying small, medium and large companies with:
   - effective management,
   - financial strength,
   - growth potential, and
   - competitive market position.
- Considering opportunities and risks by overall market conditions and industry outlook.
- Identifying sectors with growth potential and weighting purchases in those sectors more heavily.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
-  The security is overvalued relative to alternative investments.
- The security has reached AEFC's price objective (what AEFC considers to be fair market value).
-  The company has met AEFC's earnings and/or growth expectations.
-  Political, economic, or other events could affect the company's performance.
- The company or the security continues to meet the other standards described above.

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   STYLE RISK
   ISSUER RISK
   SMALL AND MEDIUM COMPANY RISK

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

STYLE RISK
The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       21p

ISSUER RISK
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

SMALL AND MEDIUM COMPANY RISK
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

                     AXP VP - EQUITY SELECT FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993
1994
1995
1996
1997
1998
1999
2000
2001
2002        -13.76%

During the period shown in the bar chart, the highest return for a calendar quarter was +8.59% (quarter ending December 2002) and the lowest return for a calendar quarter was -13.46% (quarter ending September 2002).

The Fund's year to date return as of Sept. 30, 2003 was +10.83%.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                           1 YEAR         SINCE INCEPTION
AXP VP - Equity Select Fund                                -13.76%            -9.06%(a)
Russell MidCap(R) Growth Index                             -27.41%           -21.84%(b)
Lipper Mid-Cap Growth Funds Index                          -28.47%           -22.94%(b)

(a) Inception date was May 1, 2001.
(b) Measurement period started May 1, 2001.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       22p

MANAGEMENT
Duncan J. Evered, Portfolio Manager
-  Managed the Fund since 2000.
-  Joined AEFC in 1994.
-  Began investment career in 1984.
-  MBA, Stanford University.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, foreign securities, and debt obligations in the four highest ratings. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and the annual and semiannual reports.

AXP VARIABLE PORTFOLIO - GLOBAL BOND FUND

GOAL
The Fund seeks to provide shareholders with high total return through income and growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets will be invested in investment-grade corporate or government debt obligations including money market instruments of issuers located in at least three different countries. Although the Fund emphasizes high- and medium-quality debt securities, it may assume some credit risk to achieve higher dividends and/or capital appreciation by buying below investment grade bonds (junk bonds). The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses investments by:
-  Considering opportunities and risks by credit rating and currency.
-  Identifying investment-grade U.S. and foreign bonds.
-  Identifying below investment-grade U.S. and foreign bonds.
- Identifying bonds that can take advantage of currency movements and interest rate differences among nations.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
-  The security is overvalued.
-  The security continues to meet the standards described above.

AEFC closely monitors the Fund's exposure to foreign currency fluctuations. From time to time, AEFC may purchase derivative instruments such as futures, options and forward contracts to hedge against currency fluctuations.

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. In addition, since the Fund is a non-diversified mutual fund, it may concentrate its investments in securities of fewer issuers than would a diversified fund. Accordingly, the Fund may have more risk than mutual funds that have broader diversification. Principal risks associated with an investment in the Fund include:

   INTEREST RATE RISK
   FOREIGN/EMERGING MARKETS RISK
   CREDIT RISK

   LIQUIDITY RISK
   CALL/PREPAYMENT RISK

INTEREST RATE RISK

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       23p

FOREIGN/EMERGING MARKETS RISK
The following are all components of foreign/emerging markets risk:

COUNTRY RISK includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.

CURRENCY RISK results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

EMERGING MARKETS RISK includes the dramatic pace of change (economic, social and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners and hostile relations with neighboring countries.

CREDIT RISK
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

LIQUIDITY RISK
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

CALL/PREPAYMENT RISK
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk, which is the risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

                      AXP VP - GLOBAL BOND FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993
1994
1995
1996
1997         +3.83%
1998         +8.05%
1999         -4.40%
2000         +3.24%
2001         +1.34%
2002        +14.98%

During the period shown in the bar chart, the highest return for a calendar quarter was +7.71% (quarter ending June 2002) and the lowest return for a calendar quarter was -2.94% (quarter ending March 1997).

The Fund's year to date return as of Sept. 30, 2003 was +8.61%.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       24p

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                        1 YEAR       5 YEARS     SINCE INCEPTION
AXP VP - Global Bond Fund                               +14.98%       +4.44%        +5.10%(a)
Lehman Brothers Global Aggregate Index                  +16.53%       +5.66%        +5.88%(b)
CitiGroup World Government Bond Index                   +19.49%       +5.82%        +5.29%(b)
Lipper Global Income Funds Index                        +11.68%       +4.28%        +5.19%(b)

(a) Inception date was May 1, 1996.
(b) Measurement period started May 1, 1996.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects the reinvestment of all income and changes in market prices, but exclude brokerage commissions or other fees.

CitiGroup World Government Bond Index, an unmanaged market capitalization weighted benchmark, tracks the performance of the 17 government bond markets around the world. It is widely recognized by investors as a measurement index for portfolios of government bond securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Global Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the CitiGroup World Government Bond Index to the Lehman Brothers Global Aggregate Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future, however, only the Lehman Brothers Global Aggregate Index will be included.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
The team that manages the Fund's portfolio is led by:
Nicholas Pifer, CFA, Portfolio Manager
-  Managed the Fund since 2000.
-  Leader of the global sector team.
-  Joined AEFC in 2000.
- Prior to that, Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.
-  Began investment career in 1990.
-  MA, Johns Hopkins University School of Advanced International Studies.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as preferred stocks and convertible securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       25p

AXP VARIABLE PORTFOLIO - GROWTH FUND

GOAL
The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks that appear to offer growth opportunities. These growth opportunities could result from new management, market developments, or technological superiority. The Fund may invest up to 25% of its total assets in foreign investments.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses investments by identifying companies that AEFC believes have above-average long-term growth potential based on:
-  Effective management.
-  Financial strength.
-  Competitive market or product position.
-  Technological advantage relative to other companies.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
-  The security is overvalued relative to other potential investments.
-  The security has reached AEFC's price objective.
-  The company has met AEFC's earnings and/or growth expectations.
- Political, economic, or other events could affect the company's other security's performance.
-  AEFC identifies a more attractive opportunity.

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   ISSUER RISK
   STYLE RISK
   FOREIGN RISK

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

ISSUER RISK
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

STYLE RISK
The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline significantly and quickly.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       26p

FOREIGN RISK
The following are all components of foreign risk:

COUNTRY RISK includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.

CURRENCY RISK results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

                        AXP VP - GROWTH FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993
1994
1995
1996
1997
1998
1999
2000        -19.30%
2001        -30.95%
2002        -26.10%

During the period shown in the bar chart, the highest return for a calendar quarter was +18.16% (quarter ending December 2001) and the lowest return for a calendar quarter was -28.79% (quarter ending September 2001).

The Fund's year to date return as of Sept. 30, 2003 was +13.63%.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                        1 YEAR    SINCE INCEPTION
AXP VP - Growth Fund                                    -26.10%      -19.21%(a)
Russell 1000(R) Growth Index                            -27.88%      -16.47%(b)
Lipper Large-Cap Growth Funds Index                     -28.11%      -16.72%(b)

(a) Inception date was Sept. 15, 1999.
(b) Measurement period started Oct. 1, 1999.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       27p

The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of the growth subset of the Russell 1000(R) Index, which is composed of the 1,000 largest companies in the U.S. These companies have higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
Nick Thakore, Portfolio Manager
-  Managed the Portfolio since 2002.
-  Joined AEFC in 2002.
-  Prior to that, Analyst and Portfolio Manager at Fidelity Investments.
-  Began investment career in 1993.
-  MBA, Wharton School at University of Pennsylvania.

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, preferred stocks, investment grade debt obligations, and convertible securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

AXP VARIABLE PORTFOLIO - HIGH YIELD BOND FUND

GOAL
The Fund seeks to provide shareholders with high current income as its primary goal and, as its secondary goal, capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest at least 80% of its net assets in high-yielding, high risk corporate bonds (junk bonds). These bonds may be issued by U.S. and foreign companies and governments. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses investments by:
-  Reviewing interest rate and economic forecasts.
-  Reviewing credit characteristics.
-  Identifying securities and /or companies that:
   - have medium and low quality ratings,
   - have similar qualities to securities or companies with medium or low quality ratings, in AEFC's opinion, even though they are not rated or have been given a different rating by a rating agency,
   - have growth potential,
   - have the potential for capital appreciation through credit upgrades.
-  Buying securities that are expected to outperform other securities.
-  Aggressively managing the Fund to earn a high total return.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
-  The interest rate or economic outlook changes.
-  A sector or industry is experiencing change.
-  A security's rating is changed.
-  The security is overvalued.
-  The company does not meet AEFC's performance expectations.
-  AEFC wishes to lock in profits.
-  AEFC identifies a more attractive opportunity.
- The issuer or the security continues to meet the other standards described above.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       28p

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS
This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   CREDIT RISK
   MARKET RISK

   INTEREST RATE RISK
   CALL/PREPAYMENT RISK

CREDIT RISK
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment-grade bonds.

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

INTEREST RATE RISK

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.

CALL/PREPAYMENT RISK
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk, which is the risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

                    AXP VP - HIGH YIELD BOND FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993
1994
1995
1996
1997        +13.37%
1998         -4.41%
1999         +6.24%
2000         -9.31%
2001         +4.93%
2002         -6.58%

During the period shown in the bar chart, the highest return for a calendar quarter was +5.87% (quarter ending September 1997) and the lowest return for a calendar quarter was -9.38% (quarter ending September 1998).

The Fund's year to date return as of Sept. 30, 2003 was +18.93%.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       29p

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                         1 YEAR        5 YEARS     SINCE INCEPTION
AXP VP - High Yield Bond Fund                            -6.58%         -2.02%        +1.19%(a)
JP Morgan Global High Yield Index                        +2.17%         +1.09%        +4.07%(b)
Lipper High Yield Funds Index                            -2.41%         -1.80%        +1.84%(b)
Merrill Lynch High Yield Bond Index                      -1.14%         +1.24%        +4.17%(b)

(a) Inception date was May 1, 1996.
(b) Measurement period started May 1, 1996.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper High Yield Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Merrill Lynch High Yield Bond Index, an unmanaged index, provides a broad-based measure of performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default. The index is "rule-based," which means there is a defined list of criteria that a bond must meet in order to qualify for inclusion in the index.

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Merrill Lynch High Yield Bond Index to the JP Morgan Global High Yield Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future, however, only the JP Morgan Global High Yield Index will be included.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
Management of the Fund's portfolio is coordinated by:
Scott Schroepfer, CFA, Portfolio Manager
-  Managed the Fund since 1999.
-  Member of the high yield sector team.
-  Joined AEFC in 1990.
-  Began investment career in 1986.
-  MBA, University of Minnesota.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market. Investment decisions for the Fund are made in consultation with the high yield sector team led by Jennifer Ponce de Leon. Jennifer, who holds an MBA from DePaul University, began her investment career in 1989 and joined AEFC in 1997.

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, common stocks, preferred stocks and convertible securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       30p

AXP VARIABLE PORTFOLIO - INTERNATIONAL FUND

GOAL
The Fund seeks to provide shareholders with capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential. The Fund may invest in developed and in emerging markets.

The percentage of the Fund's total assets invested in particular regions or industries will change according to economic conditions, growth prospects and valuation.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses investments by:
-  Considering opportunities and risks within regions or countries.
-  Identifying sectors or companies with strong growth potential.
- Selecting stocks of large companies that AEFC believes have the following fundamental strengths:
   - financial strength,
   - high demand for their products or services, and
   - effective management.
-  Identifying securities with sufficient liquidity in trading volume.

AEFC decides how much to invest in various countries and local currencies, and then buys securities that offer the best opportunity for long-term growth.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
-  The security is overvalued.
-  The security has reached AEFC's price objective.
-  The company or the security continues to meet the standards described above.
-  The region or country is undergoing political, economic, or other change.

AEFC closely monitors the Fund's exposure to foreign currency fluctuations. From time to time, AEFC may purchase derivative instruments to hedge against currency fluctuations.

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in money market securities. Investments in U.S. issuers generally will constitute less than 20% of the Fund's total assets. If, however, investments in foreign securities appear to be relatively unattractive in AEFC's judgment, as a temporary defensive strategy, the Fund may invest any portion of its assets in securities of U.S. issuers appearing to offer opportunities for superior growth. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS
This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   FOREIGN/EMERGING MARKETS RISK
   STYLE RISK
   ISSUER RISK

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

FOREIGN/EMERGING MARKETS RISK
The following are all components of foreign/emerging markets risk:

COUNTRY RISK includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       31p

CURRENCY RISK results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

EMERGING MARKETS RISK includes the dramatic pace of change (economic, social and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners and hostile relations with neighboring countries.

STYLE RISK
The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

ISSUER RISK
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

                     AXP VP - INTERNATIONAL FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993        +32.79%
1994         -1.66%
1995        +11.33%
1996         +9.03%
1997         +2.73%
1998        +15.82%
1999        +45.63%
2000        -24.93%
2001        -28.69%
2002        -18.25%

During the period shown in the bar chart, the highest return for a calendar quarter was +31.82% (quarter ending December 1999) and the lowest return for a calendar quarter was -21.14% (quarter ending September 2002).

The Fund's year to date return as of Sept. 30, 2003 was +12.99%.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       32p

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                                1 YEAR     5 YEARS   10 YEARS
AXP VP - International Fund                                     -18.25%     -5.89%     +1.86%
MSCI EAFE Index                                                 -15.66%     -2.61%     +4.30%
Lipper International Funds Index                                -13.83%     -1.64%     +5.56%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
Mark Burgess, Co-Portfolio Manager
- Chief Investment Officer of American Express Asset Management International, Inc. (AEAMI).
-  Managed the Fund since 2002.
-  Joined AEFC in 2001.
- Prior to that, Global Chief Investment Officer for Colonial First State, from 1998 to 2000, and Chief Investment Officer for Australia and Asia for the Colonial Group (Australia) from 1995 to 1998.
-  Began investment career in 1985.
-  Bachelors Degree of Commerce - Honors Degree, Melbourne University.

Richard Falle, Co-Portfolio Manager
-  Managed the Fund since 2002.
-  Joined AEFC in 1997.
-  Began investment career in 1993.
-  BSc in economics - Bristol University.

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, preferred stocks, convertible securities, and debt securities of any rating. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       33p

AXP VARIABLE PORTFOLIO - LARGE CAP VALUE FUND

GOAL
The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion. The Fund may also invest in income-producing equity securities and preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, seeks to identify companies that appear to be undervalued by various measures or that may be temporarily out of favor, but have good prospects for capital appreciation. AEFC selects investments for the Fund by:
- Seeking out a variety of large, well-established companies whose underlying fundamentals are stable, or are anticipated to become stable, or whose fundamentals are improving.
-  Identifying stocks that are undervalued:
   - because they have one or more ratios, such as price-to-earnings or price-to-cash flow, that are low relative to the general market, or have a yield that exceeds the market,
   - because one or more of their current ratios are low relative to historical levels for the stock, or
   - because one or more of their current ratios or other financial measures make that stock attractive relative to its peers.

In deciding whether to sell a security, AEFC considers whether:
-  The security has reached AEFC's price objective.
-  The company has met AEFC's earnings and/or growth expectations.
-  The security is overvalued relative to other potential investments.
-  A more attractive opportunity has been identified.
- Political, economic, or other events could affect the company's or the security's performance.

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing could prevent the Fund from achieving its investment objective. During these times, the Fund may trade its portfolio securities more frequently. Frequent trading could result in increased fees and expenses.

PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   ISSUER RISK
   STYLE RISK

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

ISSUER RISK
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortage, corporate restructurings, fraudulent disclosures or other factors.

STYLE RISK
The Fund's management strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform funds that invest primarily in small or medium capitalization stocks. The Fund purchases stocks it believes are undervalued, but have potential for long-term growth. These stocks may trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to re-evaluate out-of-favor stocks. If the manager's stock selection strategy does not perform as expected, the Fund could underperform its peers.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       34p

PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund is new as of the date of this prospectus.

When available, the Fund intends to compare its performance to the Russell 1000(R) Value Index, an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund also intends to compare its performance to the Lipper Large-Cap Value Funds Index, an index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

MANAGEMENT
Robert Ewing, CFA, Portfolio Manager

-  Joined AEFC in 2002.

-  Prior to that, Analyst and Portfolio Manager at Fidelity Investments.
-  Began investment career in 1988.
-  BS, Boston College Carroll School of Management.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may utilize investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, debt securities, convertible securities, and foreign securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

AXP VARIABLE PORTFOLIO - MANAGED FUND

GOAL
The Fund seeks maximum total investment return through a combination of capital growth and current income. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a combination of equity and debt securities. It will invest in a combination of common and preferred stocks, bonds and other debt securities. Under normal market conditions, at least 50% of the Fund's total assets are invested in common stocks. Although the Fund emphasizes high- and medium-quality securities for the debt portion of its portfolio, it will assume some credit risk to achieve higher dividends and/or capital appreciation by buying lower-quality (junk) bonds. The Fund may invest up to 25% of its total assets in foreign investments.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses equity investments by:
- Considering opportunities and risks by reviewing overall market conditions and industry outlook.

- Focusing on companies that are attractively valued relative to history, peers or the market overall (by using such measures as price-to-earnings, price-to-book, price-to-cash flow and price-to-sales).

-  Selecting companies it believes are positioned to benefit from:
   - anticipated industry changes or current dynamics,
   - competitive market position,
   - improving financial performance,
   - anticipated earnings growth, or
   - future valuation increases.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
-  The interest rate or economic outlook changes.
-  The security is overvalued when compared to other potential investments.
- The issuer's credit quality declines or AEFC expects a decline (the Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell).
-  The security has reached AEFC's price objective.
-  AEFC identifies a more attractive opportunity.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       35p

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS
Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   INTEREST RATE RISK
   CREDIT RISK
   FOREIGN RISK
   ISSUER RISK
   LIQUIDITY RISK

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

INTEREST RATE RISK
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates.

CREDIT RISK
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

FOREIGN RISK
The following are all components of foreign risk:

COUNTRY RISK includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.

CURRENCY RISK results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

ISSUER RISK
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments or forego an investment opportunity.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       36p

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

                        AXP VP - MANAGED FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993        +12.33%
1994         -4.52%
1995        +24.21%
1996        +16.20%
1997        +19.50%
1998        +15.80%
1999        +14.84%
2000         -2.31%
2001        -10.59%
2002        -12.92%

During the period shown in the bar chart, the highest return for a calendar quarter was +15.66% (quarter ending December 1998) and the lowest return for a calendar quarter was -12.37% (quarter ending September 2001).

The Fund's year to date return as of Sept. 30, 2003 was +10.86%.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                                1 YEAR     5 YEARS   10 YEARS
AXP VP - Managed Fund                                           -12.92%     +0.23%     +6.47%
S&P 500 Index                                                   -22.10%     -0.59%     +9.34%
Lehman Brothers Aggregate Bond Index                            +10.25%     +7.55%     +7.51%
Lipper Balanced Funds Index                                     -10.69%     +2.10%     +7.53%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Balanced Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the index may not be the same as those held by the Fund.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       37p

MANAGEMENT
Robert Ewing, CFA, Portfolio Manager
-  Managed the Fund since 2002.
-  Joined AEFC in 2002.
-  Prior to that, Analyst and Portfolio Manager, Fidelity Investments.
-  Began investment career in 1988.
-  BS, Boston College Carroll School of Management - Honors Program.

The team that manages the fixed income portion of the Fund's portfolio is led by:

Tom Murphy, CFA, Portfolio Manager
-  Managed the Fund since 2003.
-  Leader of the investment grade corporate bond sector team.
-  Joined AEFC in 2002.
- Prior to that, Managing Director and Portfolio Manager, BlackRock Financial Management, in 2002. Prior to that, various positions at Zurich Scudder from 1992 to 2002.
-  Began investment career in 1986.
-  MBA, University of Michigan.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as preferred stocks and convertible securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

AXP VARIABLE PORTFOLIO - NEW DIMENSIONS FUND

GOAL
The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in common stocks showing potential for significant growth.

These companies often operate in areas where dynamic economic and technological changes are occurring. The Fund may invest up to 30% of its total assets in foreign investments.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses investments by:
- Identifying companies that AEFC believes have above-average long-term growth potential based on:
   - effective management,
   - financial strength, and
   - competitive market position; as well as
- Considering opportunities and risks by reviewing interest rate and economic forecasts both domestically and abroad.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
-  The security is overvalued relative to alternative investments.
-  The company has met AEFC's earnings and/or growth expectations.
-  Political, economic, or other events could affect the company's performance.
-  AEFC wishes to minimize potential losses.
-  AEFC identifies a more attractive opportunity.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       38p

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   ISSUER RISK
   STYLE RISK
   FOREIGN RISK

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

ISSUER RISK
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

STYLE RISK
The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

FOREIGN RISK
The following are all components of foreign risk:

COUNTRY RISK includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.

CURRENCY RISK results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       39p

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

                    AXP VP - NEW DIMENSIONS FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993
1994
1995
1996
1997        +24.37%
1998        +28.64%
1999        +32.00%
2000         -9.08%
2001        -16.71%
2002        -21.89%

During the period shown in the bar chart, the highest return for a calendar quarter was +24.72% (quarter ending December 1998) and the lowest return for a calendar quarter was -16.64% (quarter ending March 2001).

The Fund's year to date return as of Sept. 30, 2003 was +13.71%.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                       1 YEAR      5 YEARS   SINCE INCEPTION
AXP VP - New Dimensions Fund                           -21.89%      +0.09%      +5.12%(a)
S&P 500 Index                                          -21.10%      -0.59%      +6.16%(b)
Lipper Large-Cap Growth Funds Index                    -28.11%      -4.16%      +5.16%(b)

(a) Inception date was May 1, 1996.
(b) Measurement period started May 1, 1996.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
Gordon Fines, Vice President and Senior Portfolio Manager
-  Managed the Fund since 1991.
-  Leads the Growth Team.
-  Joined AEFC in 1981.
-  Began investment career in 1967.
-  Undergraduate in History, Northwestern University.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       40p

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, preferred stocks, convertible securities, and debt securities of any rating. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

AXP VARIABLE PORTFOLIO - PARTNERS SELECT VALUE FUND

GOAL
The Fund seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES
The Fund's assets are primarily invested in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers. The Fund invests in mid cap companies as well as companies with larger and smaller market capitalizations. The Fund considers mid-cap companies to be either those with a market capitalization of up to $10 billion or those whose market capitalization falls within the range of the Russell 3000(R) Value Index. At June 30, 2003, the range of the Index was between $29 million and $239 billion. The market capitalization range and the composition of the Russell 3000 Index are subject to change.

AEFC serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the subadviser. AEFC has selected an independent asset manager, GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company (the Subadviser), to subadvise the Fund.

In selecting investments for the Fund, the Subadviser looks for companies which appear underpriced relative to their private market value (PMV). PMV is the value the Subadviser believes informed investors would be willing to pay for a company in an arm's-length transaction, such as an acquisition, based on the company's cash flow, assets, and business prospects. The Subadviser will invest in companies that it believes are selling at a significant discount to their PMV in the public market. In choosing investments, the Subadviser considers factors such as:
-  Price and earnings expectations.
- The Subadviser's assessment of the company's price-to-earnings ratio relative to the price-to-earnings ratios of other companies.
-  Balance sheet characteristics.
- The Subadviser's assessment of the skills and experience of the company's management relative to other well-managed companies.
- Changes in economic and political outlooks as well as individual corporate developments.

The Subadviser will generally sell investments when they lose their perceived value relative to other investments.

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to hedge risk, this type of investment could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees and expenses.

PRINCIPAL RISKS
This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   SMALL AND MEDIUM COMPANY RISK
   MANAGEMENT RISK
   STYLE RISK
   ISSUER RISK

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       41p

SMALL AND MEDIUM COMPANY RISK
Investments in small and medium capitalization companies often involve greater risks than investments in larger, more established companies because small and medium capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

MANAGEMENT RISK
The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

STYLE RISK
The Fund purchases stocks it believes are undervalued, but have potential for long-term growth. These stocks may trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.

ISSUER RISK
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

PAST PERFORMANCE
As of the date of this prospectus, the Fund has not commenced operations and therefore performance information is not available.

The Fund intends to compare its performance to the Russell 3000(R) Value Index, an unmanaged index, that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

The Fund also intends to compare its performance to the Lipper Multi-Cap Value Funds Index, an index published by Lipper Inc., that includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

MANAGEMENT
AEFC selects, contracts with and compensates the Subadviser to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadviser with the investment objectives and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically to the Board of Directors.

The Subadviser manages the Fund's assets based upon its experience in managing a fund whose investment goals and strategies are substantially similar to those of the Fund.

Mr. Mario Gabelli, CFA, is responsible for the day-to-day management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of Gabelli Asset Management Company and its predecessor company since its inception in 1977. Mr. Gabelli also serves as Chairman and Chief Executive Officer of Gabelli Asset Management Inc., a New York Stock Exchange-listed company that trades under the stock symbol GBL.

GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company, is located at One Corporate Center, Rye, New York 10580. The Subadviser, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, investment grade debt securities, and foreign securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       42p

AXP VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND

GOAL
The Fund seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is a non-diversified mutual fund that invests primarily in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in companies with market capitalization of less than $2 billion, which also includes micro capitalization companies with market capitalization of less than $400 million, at the time of investment. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

AEFC, the Fund's investment manager, is responsible for the Fund's overall administration, distribution and oversight of the subadvisers. AEFC has selected three independent asset managers, Royce & Associates, LLC (Royce), Third Avenue Management LLC (Third Avenue), and Goldman Sachs Asset Management, L.P. (GSAM) (the Subadvisers), to subadvise the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.

In selecting investments for the Fund, each of the Subadvisers looks for well-capitalized small and micro capitalization companies that they believe are undervalued. Although this strategy seeks to identify companies with market capitalizations in the range of the Russell 2000(R) Value Index, the Fund may hold or buy stock in a company that is not included in the Russell 2000 Value Index if the stock remains attractive.

ROYCE
Royce uses a value methodology in managing its portion of the Fund. In selecting securities, Royce evaluates the quality of a company's balance sheet, the level of its cash flows and various measures of a company's profitability. Royce then uses these factors to assess the company's current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company's future growth prospects and current financial condition. Royce's investments focus on small- and micro-cap securities that it believes are trading significantly below its estimate of their current worth. In selecting securities for the Fund, Royce looks for companies in the upper end of the small-cap market that have:
-  Excellent business strengths.
-  High internal rates of return and low leverage.

In the micro-cap sector, Royce selects from a universe of more than 6,200 micro-cap companies that it believes are trading significantly below its estimate of their current worth.

THIRD AVENUE
Third Avenue uses a value investment style through a disciplined bottom-up approach to identify securities of well-financed companies which are trading at a substantial discount. Focusing on a company's fundamentals rather than macro-economic trends, Third Avenue investigates publicly available information about a company to understand its dynamics and gathers information about its management, its customers, and its competitors. In selecting securities for the Fund, Third Avenue identifies attractive investments that exhibit the following four essential characteristics:
- High quality resources, measured by the presence of high quality assets, the absence of liabilities both on and off the balance sheet and strong cash flows.
- Competent management with a strong record as an owner and operator of the business, and shares a common interest with outside, passive minority shareholders.
- Understandable business, based on company's published financials, Securities and Exchange Commission (SEC) filings and other public documents.
- Selling at a discount to the value of business were it a private company or a takeover candidate.

Third Avenue will generally sell a security when there has been a fundamental change in the business or capital structure of the company, which significantly affects the investment's inherent value, or when Third Avenue believes that the market value of an investment is over-priced relative to its intrinsic value.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       43p

GSAM
Business quality, attractive valuation and thoughtful portfolio construction are the key elements of GSAM's Value Equity approach. Through intensive, hands-on research the Value Equity team at Goldman Sachs seeks to identify well-positioned small-cap companies that have attractive returns on capital, strong or improving cash flow characteristics and run by shareholder-oriented managements. The team employs a disciplined valuation approach to invest in these companies when the market does not fully recognize their real economic value.

GSAM will sell a position if (1) the risk/reward profile becomes less attractive due to price appreciation; (2) its investment thesis for a particular holding is invalidated based on subsequent information; and (3) its confidence in management's ability to execute is compromised. Furthermore, GSAM mitigates the liquidity and company-specific risks associated with small-cap value investing by limiting their sector bets and investing in a large number of holdings.

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund's policies permit investment of more of its assets in money market securities. Although investing in these securities would serve primarily to hedge risk, this type of investment could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. In addition, since the Fund is a non-diversified mutual fund, it may invest more of its assets in fewer issuers than if it were a diversified fund. Accordingly, the Fund may have more risk than mutual funds that have broader diversification. This Fund is designed for investors with above-average risk tolerance. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   SMALL COMPANY RISK
   STYLE RISK
   ISSUER RISK

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

SMALL COMPANY RISK
Investments in small companies often involve greater risks than investments in larger, more established companies because small companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading are substantially less and may be more volatile than is typical of larger companies.

The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

STYLE RISK
The Fund purchases stocks it believes are undervalued, but have potential for long-term growth. These stocks may trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.

ISSUER RISK
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       44p

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

               AXP VP - PARTNERS SMALL CAP VALUE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993
1994
1995
1996
1997
1998
1999
2000
2001
2002        -12.13%

During the period shown in the bar chart, the highest return for a calendar quarter was 9.08% (quarter ending March 2002) and the lowest return for a calendar quarter was -21.23% (quarter ending September 2002).

The Fund's year to date return as of Sept. 30, 2003 was +21.00%.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                        1 YEAR    SINCE INCEPTION
AXP VP - Partners Small Cap Value Fund                  -12.13%       -4.34%(a)
Russell 2000(R) Value Index                             -11.43%       -6.08%(b)
Lipper Small-Cap Value Funds Index                      -11.20%       -5.83%(b)
Russell 2000(R) Index                                   -20.48%      -12.79%(b)

(a) Inception date was Aug. 14, 2001.
(b) Measurement period started Oct. 1, 2001.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Small-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 2000(R) Index.

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Russell 2000(R) Index to the Russell 2000(R) Value Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future, however, only the Russell 2000(R) Value Index will be included.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       45p

MANAGEMENT
AEFC selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board of Directors (the "Board"). The Subadvisers each manage a portion of the Fund's assets based upon their respective experience in managing a small capitalization value fund whose investment goals and strategies are substantially similar to those of the Fund.

ROYCE
Royce & Associates, LLC has been investing in small-cap securities with a value approach for more than 25 years. Charles M. Royce has been Royce's President and Chief Investment Officer since 1972. W. Whitney George, Managing Director, Vice President and Senior Portfolio Manager and Jay S. Kaplan, Portfolio Manager, co-manage the portion of the Fund's portfolio managed by Royce. Mr. George has been employed by Royce since 1991. Mr. Kaplan has been employed by Royce since 2000, having previously been a Managing Director and Portfolio Manager at Prudential Investments.

THIRD AVENUE
Curtis R. Jensen and Ian Lapey have primary responsibility for managing the portion of the Fund's portfolio managed by Third Avenue. Mr. Jensen, Co-Chief Investment Officer and Portfolio Manager of the Third Avenue Small-Cap Value Fund, oversees the management of those assets managed by Third Avenue, and Mr. Lapey, Portfolio Manager, handles the day-to-day management of those assets. Mr. Jensen has been employed by Third Avenue since 1995, having previously held various corporate finance positions with Manufacturers Hanover Trust Company and Enright and Company, a private investment banking firm. Mr. Jensen received a BA from Williams College and an MBA from the Yale School of Management, where he studied under Mr. Whitman. Mr. Lapey has been employed by Third Avenue since 2001, having previously been an Equity Research Analyst with Credit Suisse First Boston for three years. Mr. Lapey received a BA from Williams College, an MS from Northeastern University Graduate School of Professional Accounting, and an MBA from New York University Stern School of Business. Martin J. Whitman, CFA, is founder and Co-Chief Investment Officer of Third Avenue Management LLC.

GSAM
A team of seasoned small-cap value investors is responsible for managing GSAM's portion of the Fund. Portfolio managers are organized along industry lines and are responsible for conducting research in their particular area of expertise. While the team debates investment ideas and overall portfolio structure, the buy/sell decision resides with the portfolio manager responsible for the industry. Key professionals include:

EILEEN ROMINGER, MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER
Eileen is Chief Investment Officer and portfolio manager on the U.S. Value team where she oversees the portfolio construction and investment research for the firm's value accounts. Her prior experience spanned 18 years at Oppenheimer Capital, where she was a Managing Director and member of the Executive Committee. She was a senior portfolio manager for corporate pension fund and insurance company accounts, portfolio manager of Quest Value Fund since 1988, as well as a senior research analyst responsible for several industries. Eileen received an M.B.A. from Wharton School of Business and a B.A. from Fairfield University.

CHIP OTNESS, CFA, MANAGING DIRECTOR AND PORTFOLIO MANAGER
Chip is a portfolio manager on the U.S. Value team, where he oversees the portfolio construction and investment research for the firm's Small Cap Value accounts. Chip brings to Goldman Sachs 30 years of fundamental-driven research and investment management experience, 20 years of that managing small-cap funds. Chip started his career at JP Morgan where he spent 28 years. When he left
JP Morgan he was Managing Director and ran the J.P. Morgan's Small Cap Institutional group and was responsible for growing and managing $3.6 billion in assets. Chip received a B.A. in Economics from Harvard University.

LISA PARISI, CFA, VICE PRESIDENT AND PORTFOLIO MANAGER
Lisa is a portfolio manager on the U.S. Value team, where she has broad research responsibilities across the value strategies. Previously, Lisa started a small-cap value strategy for John A Levin & Co. Lisa also developed a small-cap value product and co-managed a mid-cap value product at Valenzuela Capital, where she was a managing director. Lisa started her career working at Lazard Freres on the small-cap value team and has also worked at Royce Associates and Trust Company of the West. Lisa received a B.B.A. from Adelphi University and an M.B.A. in Finance from the Stern School of Business at New York University.

J. KELLY FLYNN, VICE PRESIDENT AND PORTFOLIO MANAGER
Kelly is a portfolio manager for the U.S. Value team, where he has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Kelly spent three years at Lazard Asset Management where he was a portfolio manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small-cap value portfolio manager at 1838 Investment Advisors. Kelly has also spent time working for Edgewater Private Equity Fund as a research analyst and at First Boston in the mergers and acquisitions department. Kelly received a B.A. from Harvard in 1990 and an M.B.A from Wharton School of Business.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       46p

DOLORES BAMFORD, CFA, VICE PRESIDENT AND PORTFOLIO MANAGER
Dolores is a portfolio manager for the U.S. Value team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was portfolio manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, the Global Resources Fund. Dolores received a B.A. from Wellesley College in 1988 and her M.S. from MIT Sloan School of Management.

SCOTT CARROLL, CFA, VICE PRESIDENT AND PORTFOLIO MANAGER
Scott is a portfolio manager on the U.S. Value team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs, Scott spent over five years at Van Kampen Funds where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an equity analyst. Scott also spent two years as a Senior Auditor at Pittway Corporation. Scott received a B.S. in Accounting from Northern Illinois University in 1988, and an MBA from the University of Chicago Graduate School of Business.

Royce is located at 1414 Avenue of the Americas, New York, New York. Royce, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC. Royce is a direct wholly-owned subsidiary of Legg Mason, Inc. located at 100 Light Street, Baltimore, Maryland.

Third Avenue is located at 622 Third Avenue 32nd Floor, New York, New York. Third Avenue, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. On August 8, 2002, Affiliated Managers Group, Inc. acquired an indirect majority equity interest in Third Avenue. The investment professionals and management team serving Third Avenue remain unchanged.

GSAM is located at 32 Old Slip, 17th Floor, New York, New York. GSAM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. GSAM is a division of The Goldman Sachs Group, Inc., a publicly traded financial services company, located at 85 Broad Street, New York, New York.

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, investment grade debt securities, and foreign securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       47p

AXP VARIABLE PORTFOLIO - S&P 500 INDEX FUND

GOAL
The Fund seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to provide investment results that correspond to the total return (the combination of appreciation and income) of large-capitalization stocks of U.S. companies. In pursuit of this objective, the Fund invests primarily in securities that are expected to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index* (S&P 500 Index). The S&P 500 Index is made up primarily of large-capitalization companies that represent a broad spectrum of the U.S. economy. The S&P 500 Index is an unmanaged group of securities whose overall performance is frequently used as a standard to measure investment performance. The Fund is not managed according to traditional methods of "active" investment management. Instead, it follows a passive or indexing investment approach in an attempt to mirror the performance of the S&P 500 Index. Keep in mind that an index fund has operating expenses and transaction costs, while an index does not. This means that, while an index fund may track its index closely, it is typically unable to match the performance of the index exactly. While there is no guarantee, the investment adviser expects the correlation between the Fund and its respective index to be at least .95. A correlation of 1.00 means the return of the Fund can be completely explained by the return of the index.

The Fund normally will invest in all stocks in the S&P 500 Index in roughly the same proportions as their weightings in the index. For example, if 5% of the S&P 500 Index is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. This strategy is known as "full replication." Although the Fund attempts to replicate the S&P 500 Index, there may be times when the Fund and the index do not match exactly. AEFC, the Fund's investment adviser, may purchase stocks not included in the S&P 500 Index when it believes it would be a cost efficient way of approximating the S&P 500 Index's performance to do so, for example, in anticipation of a stock being added to the index.

AEFC may use various techniques, such as buying and selling options and futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. The Fund normally will invest at least 80% of its total assets in securities that are contained in the S&P 500 Index. AEFC will monitor the performance of the Fund against the index and will adjust the Fund's holdings, as necessary, to minimize tracking error. In the event a correlation of .95 or better is not achieved, the Fund's board will consider alternative arrangements. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

The Fund may change its target index for a different index if the current index is discontinued or if the Fund's board believes a different index would better enable the Fund to match the performance of the market segment represented by the current index. The substitute index will measure the same general segment of the market as the current index.

The Fund may hold cash or its equivalent or invest in investment grade short-term fixed income securities. Although index funds, by their nature, tend to be tax-efficient investments, the Fund generally is managed without regard to tax efficiency.

In evaluating whether to sell a security, AEFC, the Fund's investment adviser, considers, among other factors, whether:
-  The security continues to be included in the S&P 500 Index.
- Corporate actions have affected the company's security (such as corporate reorganizations, mergers or acquisitions).
- A company's market weighting otherwise changes with respect to the S&P 500 Index.
-  Timing of cash flows in and out of the Fund require AEFC to sell a security.
* "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. These trademarks have been licensed for use by American Express Financial Corporation. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or any of its subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Fund.

PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   TRACKING ERROR RISK
   SECTOR/CONCENTRATION RISK
   ISSUER RISK

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       48p

TRACKING ERROR RISK
The Fund may not track the S&P 500 Index perfectly because differences between the S&P 500 Index and the Fund's portfolio can cause differences in performance. The investment adviser purchases securities and other instruments in an attempt to replicate the performance of the S&P 500 Index. However, the tools that the investment adviser uses to replicate the S&P 500 Index are not perfect and the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund and changes in the S&P 500 Index.

In addition, the returns from a specific type of security (for example, large-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

SECTOR/CONCENTRATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund. In addition, in tracking the S&P 500 Index, the Fund may have a considerable portion of its assets invested in one or more sectors of the market. This may lead to a greater market fluctuation than would occur with a fund invested in a wider spectrum of industries. The Fund will invest more than 25% of its total assets in a particular industry only if necessary to track the S&P 500 Index.

ISSUER RISK
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

                     AXP VP - S&P 500 INDEX FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993
1994
1995
1996
1997
1998
1999
2000
2001        -12.46%
2002        -22.42%

During the period shown in the bar chart, the highest return for a calendar quarter was +10.56% (quarter ending December 2001) and the lowest return for a calendar quarter was -17.26% (quarter ending September 2002).

The Fund's year to date return as of Sept. 30, 2003 was +14.25%.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       49p

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                        1 YEAR    SINCE INCEPTION
AXP VP - S&P 500 Index Fund                             -22.42%      -16.79%(a)
S&P 500 Index                                           -22.10%      -15.97%(b)
Lipper S&P 500 Funds Index                              -22.30%      -16.20%(b)

(a) Inception date was May 1, 2000.
(b) Measurement period started May 1, 2000.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper S&P 500 Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
David Factor, CFA, Portfolio Manager
-  Managed the Fund since 2001.
-  Joined AEFC in 1994.
-  Began investment career in 1996.
-  BSB, University of Minnesota.

AXP VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND

GOAL
The Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with an investment in U.S. government and government agency securities. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in debt obligations. Under normal market conditions, at least 80% of the Fund's net assets are invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Although the Fund may invest in any U.S. government securities, it is anticipated that U.S. government securities representing part ownership in pools of mortgage loans (mortgage-backed securities) will comprise a large percentage of the Fund's investments. These mortgage loans include, but are not limited to Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the United States; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds, which are backed by the credit of federal agencies or government sponsored agencies or government sponsored entities. The Fund will utilize forward sale commitments for hedging purposes. Additionally, the Fund will utilize derivative instruments and when-issued securities to produce incremental earnings, to hedge existing positions, and to increase flexibility. The Fund's potential losses from the use of these instruments could extend beyond its initial investment. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses investments by:
-  Reviewing credit characteristics and the interest rate outlook.
-  Identifying and buying securities that:
   - are high quality or have similar qualities, in AEFC's opinion, even though they are not rated or have been given a lower rating by a rating agency; and
   - have short or intermediate-term maturities.
- Under normal market conditions, the Fund will maintain an average portfolio duration of one to three years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a three year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       50p

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
-  The interest rate or economic outlook changes.
-  The security is overvalued relative to alternative investments.
-  AEFC wishes to lock-in profits.
-  AEFC identifies a more attractive opportunity.
- The issuer or the security continues to meet the other standards described above.

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses. Additionally, the Fund's portfolio turnover may be affected by short-term investment strategies. High portfolio turnover could result in increases in transaction costs and may result in realized capital gains that would be taxable distributions to shareholders.

PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   CORRELATION RISK
   INTEREST RATE RISK
   CALL/PREPAYMENT RISK

   CREDIT RISK
   DERIVATIVES RISK

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

CORRELATION RISK
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

INTEREST RATE RISK
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates.

CALL/PREPAYMENT RISK
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk, which is the risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

CREDIT RISK

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note).

DERIVATIVES RISK
Just as with securities in which the fund invests directly, derivatives are subject to a number of risks, including market, correlation, liquidity, interest rate, and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the fund.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       51p

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

            AXP VP - SHORT DURATION U.S. GOVERNMENT FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993
1994
1995
1996
1997
1998
1999
2000        +8.47%
2001        +6.29%
2002        +5.83%

During the period shown in the bar chart, the highest return for a calendar quarter was +3.25% (quarter ending December 2000) and the lowest return for a calendar quarter was +0.11% (quarter ending December 2001).

The Fund's year to date return as of Sept. 30, 2003 was +1.26%.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                        1 YEAR    SINCE INCEPTION
AXP VP - Short Duration U.S. Government Fund             +5.83%      +6.37%(a)
Lehman Brothers 1-3 Year Government Index                +6.01%      +7.15%(b)
Lehman Brothers Aggregate Bond Index                    +10.25%      +9.25%(b)
Lipper Short U.S. Government Funds Index                 +5.29%      +6.43%(b)

(a) Inception date was Sept. 15, 1999.
(b) Measurement period started Oct. 1, 1999.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Short U.S. Government Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       52p

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Lehman Brothers Aggregate Bond Index to the Lehman Brothers 1-3 Year Government Index. The investment manager made this recommendation because the new index more closely represents the Fund's objectives. We will include both indices in this transition year. In the future, however, only the Lehman Brothers 1-3 Year Government Index will be included.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
The team that manages the Fund's portfolio is led by:
Scott Kirby, Portfolio Manager
-  Managed the Fund since 2001.
-  Leader of the structured assets team.
-  Joined AEFC in 1979, left in 1985 and returned in 1987.
-  Began investment career in 1983.
-  MBA, University of Minnesota.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities and investment grade non-governmental debt obligations. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

AXP VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND

GOAL
The Fund seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES
The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with market capitalization of up to $2 billion at the time the Fund first invests in them. These companies will often be those included in the Russell 2000(R) Index. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

AEFC, the Fund's investment manager, is responsible for the Fund's overall administration, distribution and oversight of the subadviser. Kenwood Capital Management LLC (Kenwood) (the Subadviser), an indirect subsidiary of AEFC, subadvises the Fund.

Kenwood manages the Fund to provide diversified exposure to the small cap segment of the U.S. stock market. Under normal market conditions, it is expected that the Fund will be fully invested in common stocks across a wide range of industries.

Kenwood buys stocks based on an analysis of valuation and earnings. This selection discipline favors companies that exhibit:
- Attractive valuations, based on measures such as the ratio of stock price to company earnings or free cash flow.
- Improving earnings, based on an analysis of trends in earnings forecasts and prior period earnings that were better than expected, as well as a qualitative assessment of the company's competitive market position.

Kenwood will normally sell a stock holding if:
-  The stock's price moves above a reasonable valuation target.
-  The company's financial performance fails to meet expectations.

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in money market securities. Although the Fund would invest in these securities primarily to reduce risk, this type of investment also could prevent the Fund from achieving its investment objective. During these times trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       53p

PRINCIPAL RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   SMALL AND MEDIUM COMPANY RISK
   ISSUER RISK

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

SMALL AND MEDIUM COMPANY RISK
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

ISSUER RISK
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

                  AXP VP - SMALL CAP ADVANTAGE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993
1994
1995
1996
1997
1998
1999
2000         +4.16%
2001         -6.53%
2002        -17.06%

During the period shown in the bar chart, the highest return for a calendar quarter was +17.52% (quarter ending December 2001) and the lowest return for a calendar quarter was -19.29% (quarter ending September 2002).

The Fund's year to date return as of Sept. 30, 2003 was +27.35%.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       54p

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                        1 YEAR    SINCE INCEPTION
AXP VP - Small Cap Advantage Fund                       -17.06%      -2.65%(a)
Russell 2000(R) Index                                   -20.48%      -2.01%(b)
Lipper Small-Cap Core Funds Index                       -19.23%      +2.99%(b)

(a) Inception date was Sept. 15, 1999.
(b) Measurement period started Oct. 1, 1999.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
Jake Hurwitz, CFA, Co-Portfolio Manager
-  Managed the Fund since 1999.
-  Principal of Kenwood Capital Management LLC, since 1998.
- Prior to that, Senior Vice President and Senior Portfolio Manager, Travelers Investment Management Company (TIMCO), from 1991 to 1998.
-  Began investment career in 1978.
-  MA, University of California, MBA, New York University.

Kent Kelley, CFA, Co-Portfolio Manager
-  Managed the Fund since 1999.
-  Principal of Kenwood Capital Management LLC, since 1998.
-  Prior to that, Chief Executive Officer, TIMCO, from 1995 to 1998.
-  Began investment career in 1978.
-  MA, Yale University.

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities and debt securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       55p

AXP VARIABLE PORTFOLIO - STOCK FUND

GOAL
The Fund seeks to provide shareholders with current income and growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in common stocks and securities convertible into common stocks. Under normal circumstances, at least 80% of the Fund's net assets are invested in these securities. In pursuit of its income objective, the Fund will invest in income-producing equity securities (such as convertible securities and preferred stocks) and short-term debt instruments (such as commercial paper). The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses equity investments by:
- Considering opportunities and risks by reviewing overall market conditions and industry outlook.
- Identifying market trends that AEFC believes will lead to good long-term growth potential.

-  Identifying companies with strong, sustainable earnings growth based on:

   - effective management (considering overall performance),
   - competitive market position, and
   - financial strength.
- Focusing on those companies that AEFC considers to be "blue chips." Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries.
-  Identifying investments that contribute to portfolio diversification.
-  Identifying income-producing securities.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
-  The security is overvalued relative to other potential investments.
-  The security has reached AEFC's price objective.
-  The company has met AEFC's earnings and/or growth expectations.
-  Political, economic or other events could affect the company's performance.

UNUSUAL MARKET CONDITIONS
During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   ISSUER RISK
   MARKET RISK
   STYLE RISK

ISSUER RISK
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

STYLE RISK
The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       56p

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

                         AXP VP - STOCK FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993
1994
1995
1996
1997
1998
1999
2000
2001
2002        -20.91%

During the period shown in the bar chart, the highest return for a calendar quarter was +1.81% (quarter ending December 2002) and the lowest return for a calendar quarter was -13.89% (quarter ending September 2002).

The Fund's year to date return as of Sept. 30, 2003 was +12.33%.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                        1 YEAR    SINCE INCEPTION
AXP VP - Stock Fund                                     -20.91%      -17.48%(a)
S&P 500 Index                                           -22.10%      -16.00%(b)
Lipper Large-Cap Core Funds Index                       -21.23%      -15.18%(b)

(a) Inception date was Aug. 13, 2001.
(b) Measurement period started Sept. 1, 2001.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
Mike Kennedy, CFA, Portfolio Manager
-  Managed the Fund since 2001.
-  Joined AEFC in 1985.
-  Began investment career in
-  MBA, Loyola University of Chicago.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       57p

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, foreign securities, and debt obligations rated C or higher. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

These securities and investment strategies, and others, are discussed in the SAI and its annual and semiannual reports.

AXP VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND

GOAL
The Fund seeks to provide shareholders with capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in securities of growth companies. Under normal market conditions, at least 65% of the Fund's total assets are invested in equity securities.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses equity investments by:
- Considering opportunities and risks within growing industries and new technologies.
-  Selecting companies that AEFC believes have aggressive growth prospects.
-  Identifying small and medium companies with:
   - effective management,
   - financial strength, and

   - competitive market position.

The Fund focuses on medium-sized and small-sized companies whose market capitalization falls within the range of companies in the Russell MidCap(R) Index for medium-sized companies and the Russell 2000(R) Index for the small-sized companies. The market capitalization within Indexes will vary, but as of June 30, 2003, the range was between $1.2 billion and $9.8 billion in the Russell MidCap(R) Index, and between $116.6 million and $1.2 billion in the Russell 2000 Index.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:
-  The security is overvalued relative to alternative investments.
-  The security has reached AEFC's price objective.
-  The company's characteristics change.
-  The company has met AEFC's earnings and/or growth expectations.
-  Political, economic, or other events could affect the company's performance.
-  AEFC wishes to minimize potential losses (i.e., in a market down-turn).
-  AEFC wishes to lock-in profits.
-  AEFC identifies a more attractive opportunity.
- The company or the security continues to meet the other standards described above.

UNUSUAL MARKET CONDITIONS
During unusual market conditions or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities or debt obligations. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       58p

PRINCIPAL RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   MARKET RISK
   STYLE RISK
   SMALL AND MEDIUM COMPANY RISK
   ISSUER RISK

MARKET RISK
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

STYLE RISK
The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

SMALL AND MEDIUM COMPANY RISK
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

ISSUER RISK
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:
- how the Fund's performance varied for each full calendar year shown on the chart below, and
- how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

[CHART]

                  AXP VP - STRATEGY AGGRESSIVE FUND PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1993        +13.07%
1994         -6.32%
1995        +31.76%
1996        +15.98%
1997        +12.64%
1998         +2.62%
1999        +71.03%
2000        -19.04%
2001        -32.91%
2002        -31.95%

During the period shown in the bar chart, the highest return for a calendar quarter was +56.47% (quarter ending December 1999) and the lowest return for a calendar quarter was -28.63% (quarter ending March 2001).

The Fund's year to date return as of Sept. 30, 2003 was +16.80%.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       59p

AVERAGE ANNUAL TOTAL RETURNS (AS OF DEC. 31, 2002)

                                                                1 YEAR     5 YEARS   10 YEARS
AXP VP - Strategy Aggressive Fund                               -31.95%     -8.29%     +1.69%
Russell MidCap(R) Growth Index                                  -27.41%     -1.82%     +6.71%
Lipper Mid-Cap Growth Funds Index                               -28.47%     -1.49%     +6.41%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT
Paul Rokosz, CFA, Portfolio Manager
-  Managed the Fund since 2002.
-  Joined AEFC in 1998.
-  Prior to that, Senior Analyst, Putnam Investments, from 1994 to 1998.
-  Began investment career in 1986.
-  MBA, University of Chicago Graduate School of Business.

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as foreign securities, money market securities, debt obligations rated B or higher, and convertible securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       60p

FEES AND EXPENSES
Because the Fund is the underlying investment vehicle for an annuity contract or life insurance policy, there is no sales charge for the purchase or sale of Fund shares. However, there may be charges associated with your annuity contract or life insurance policy, including those that may be associated with surrender or withdrawal. Any charges that apply to the subaccount and your contract or policy are described in the annuity contract or life insurance policy prospectus.

The summary below describes the Fund fees and expenses that you would pay if you buy a variable annuity or life insurance policy and allocate your purchase payments to subaccounts or premiums that invest in the Fund. This summary does not reflect any fee or sales charges imposed by your annuity contract or life insurance policy.

ANNUAL FUND OPERATING EXPENSES

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                              MANAGEMENT   DISTRIBUTION       OTHER                  FEE WAIVER/EXPENSE     NET
FUND                                            FEES(a)   (12b-1) FEES(b)  EXPENSES(c)     TOTAL        REIMBURSEMENT     EXPENSES
AXP VP - Blue Chip Advantage Fund              0.53%(g)       0.13%          0.14%         0.80%          0.00%            0.80%
AXP VP - Capital Resource Fund                 0.64%(h)       0.13%          0.08%         0.85%          0.00%            0.85%
AXP VP - Cash Management Fund                  0.51%          0.13%          0.06%         0.70%          0.00%            0.70%
AXP VP - Core Bond Fund                        0.63%          0.13%          0.45%         1.21%          0.26%            0.95%
AXP VP - Diversified Bond Fund                 0.60%          0.13%          0.08%         0.81%          0.00%            0.81%
AXP VP - Diversified Equity Income Fund        0.53%(g)       0.13%          0.10%         0.76%          0.00%            0.76%
AXP VP - Emerging Markets Fund(d)              1.13%(g)       0.13%          0.78%         2.04%          0.29%            1.75%
AXP VP - Equity Select Fund                    0.68%(h)       0.13%          0.25%         1.06%          0.00%            1.06%
AXP VP - Global Bond Fund                      0.84%          0.13%          0.12%         1.09%          0.00%            1.09%
AXP VP - Growth Fund                           0.65%(h)       0.13%          0.21%         0.99%          0.00%            0.99%
AXP VP - High Yield Bond Fund                  0.62%          0.13%          0.08%         0.83%          0.00%            0.83%
AXP VP - International Fund(d)                 0.84%(g)       0.13%          0.09%         1.06%          0.00%            1.06%
AXP VP - Large Cap Value Fund                  0.63%          0.13%          0.43%         1.19%          0.14%            1.05%
AXP VP - Managed Fund                          0.61%(h)       0.13%          0.06%         0.80%          0.00%            0.80%
AXP VP - New Dimensions Fund                   0.62%(g)       0.13%          0.07%         0.82%          0.00%            0.82%
AXP VP - Partners Select Value Fund            0.81%          0.13%          0.46%         1.40%          0.25%            1.15%
AXP VP - Partners Small Cap Value Fund(e)      0.99%(g)       0.13%          0.43%         1.55%          0.00%            1.55%
AXP VP - S&P 500 Index Fund                    0.29%          0.13%          0.22%         0.64%          0.14%            0.50%
AXP VP - Short Duration U.S. Government Fund   0.61%          0.13%          0.08%         0.82%          0.00%            0.82%
AXP VP - Small Cap Advantage Fund(f)           0.81%(h)       0.13%          0.25%         1.19%          0.00%            1.19%
AXP VP - Stock Fund                            0.55%(g)       0.13%          1.13%         1.81%          0.71%            1.10%
AXP VP - Strategy Aggressive Fund              0.61%(g)       0.13%          0.09%         0.83%          0.00%            0.83%

(a) The Fund pays AEFC a fee for managing its assets.

(b) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life Insurance Company an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(c) The Fund pays taxes, brokerage commissions and other nonadvisory expenses including administrative and accounting services.
(d) AEFC pays American Express Asset Management International Inc. (AEAMI) a fee for sub-investment advisory services. AEAMI (50192 AXP Financial Center, Minneapolis, MN 55474) is a wholly-owned subsidiary of AEFC.
(e) AEFC pays Royce & Associates, LLC, Third Avenue Management LLC and Goldman Sachs Asset Management, L.P., a fee for sub-investment advisory services.
(f) AEFC pays Kenwood Capital Management LLC (KCM LLC) a fee for sub-investment advisory services. KCM LLC (Metropolitan Center, Suite 2300, 333 South Seventh Street, Minneapolis, MN 55402) is an indirect subsidiary of AEFC.

(g) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.03% for AXP VP - Blue Chip Advantage Fund, 0.03% for AXP VP - Diversified Equity Income Fund, 0.04% for AXP VP - Emerging Markets Fund, 0.02% for AXP VP - International Fund, 0.002% for AXP VP - New Dimensions Fund, 0.03% for AXP VP - Partners Small Cap Value Fund, 0.01% for AXP VP - Stock Fund and 0.02% for AXP VP - Strategy Aggressive Fund.
(h) Includes the impact of a performance incentive adjustment that increased the management fee by 0.02% for AXP VP - Capital Resource Fund, 0.03% for AXP VP
    - Equity Select Fund, 0.02% for AXP VP - Growth Fund, 0.003% for AXP VP - Managed Fund and 0.02% for AXP VP - Small Cap Advantage Fund.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       61p

EXAMPLE
This example is intended to show you the expenses you would pay if you invest $10,000 to a subaccount that invests in the Fund which earns a 5% annual return. The operating expenses remain the same each year. If you hold your accumulation units until the end of the years shown, your costs would be:

FUND                                                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
AXP VP - Blue Chip Advantage Fund                    $       82   $      256   $      445   $      994
AXP VP - Capital Resource Fund                               87          271          472        1,053
AXP VP - Cash Management Fund                                72          224          390          874
AXP VP - Core Bond Fund                                      97          359          N/A          N/A
AXP VP - Diversified Bond Fund                               83          259          450        1,006
AXP VP - Diversified Equity Income Fund                      78          243          423          946
AXP VP - Emerging Markets Fund                              188          622        1,082        2,359
AXP VP - Equity Select Fund                                 108          337          586        1,299
AXP VP - Global Bond Fund                                   111          347          602        1,333
AXP VP - Growth Fund                                        101          316          548        1,218
AXP VP - High Yield Bond Fund                                85          265          461        1,029
AXP VP - International Fund                                 108          337          586        1,299
AXP VP - Large Cap Value Fund                               107          364          N/A          N/A
AXP VP - Managed Fund                                        82          256          445          994
AXP VP - New Dimensions Fund                                 84          262          456        1,018
AXP VP - Partners Select Value Fund                         117          419          N/A          N/A
AXP VP - Partners Small Cap Value Fund                      158          490          846        1,851
AXP VP - S&P 500 Index Fund                                  56          196          349          793
AXP VP - Short Duration U.S. Government Fund                 84          262          456        1,018
AXP VP - Small Cap Advantage Fund                           121          378          655        1,448
AXP VP - Stock Fund                                         136          524          937        2,093
AXP VP - Strategy Aggressive Fund                            85          265          461        1,029

THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THESE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

EXPENSE LIMITATIONS
Through April 30, 2004, AEFC has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed the following percentage of Fund average daily net assets:

AXP VP - Emerging Markets Fund                                                                    1.75%
AXP VP - Equity Select Fund                                                                       1.10%
AXP VP - S&P 500 Index Fund                                                                      0.495%
AXP VP - Stock Fund                                                                               1.10%

Through Aug. 31, 2004, AEFC has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed the following percentage of Fund average daily net assets:

AXP VP - Core Bond Fund                                                                           0.95%
AXP VP - Large Cap Value Fund                                                                     1.05%
AXP VP - Partners Select Value Fund                                                               1.15%

The expense table above has been adjusted to incorporate the expense limitations for a theoretical investment occurring on Sept. 1, 2003.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       62p

BUYING AND SELLING SHARES

VALUING FUND SHARES
The net asset value (NAV) is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 4 p.m. Eastern time, on each day the New York Stock Exchange
(NYSE) is open.

AXP Variable Portfolio - Cash Management Fund's securities are valued at amortized cost. In valuing assets of all other Funds, the Fund's assets are valued primarily on the basis of market quotations. Foreign investments are valued in U.S. dollars. AEFC will price a security at fair value in accordance with procedures adopted by the Fund's Board of Directors if a reliable market quotation is not readily available. AEFC also may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is different from the quoted or published price.

PURCHASING SHARES
You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of your application, see your annuity contract or life insurance policy prospectus.

TRANSFERRING/SELLING SHARES
There is no sales charge for the sale of Fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract or life insurance policy. Any charges that apply to the subaccount and your contract are described in your annuity contract or life insurance policy prospectus.

You may transfer all or part of your value in a subaccount investing in shares of the Fund to one or more of the other subaccounts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to the subaccounts. AEFC or an authorized agent will mail your payment within seven days after accepting your surrender or withdrawal request. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

Please refer to your annuity contract or life insurance policy prospectus for more information about transfers among subaccounts as well as surrenders and withdrawals.

DISTRIBUTIONS AND TAXES

The Fund distributes to shareholders (subaccounts) dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to the shareholders (subaccounts) as DIVIDENDS. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is either long-term or short-term depending on the length of time the Fund held the security. Realized capital gains or losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as CAPITAL GAIN DISTRIBUTIONS.

REINVESTMENT
Since the distributions are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES
The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

FEDERAL INCOME TAXATION OF SUBACCOUNTS, LIFE INSURANCE COMPANIES AND ANNUITY CONTRACTS OR LIFE INSURANCE POLICIES IS DISCUSSED IN YOUR ANNUITY CONTRACT OR LIFE INSURANCE POLICY PROSPECTUS.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       63p

OTHER INFORMATION

The Fund operates under an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

INVESTMENT MANAGER
AEFC, the Fund's investment manager, located at 200 AXP Financial Center, Minneapolis, MN 55474, is the wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services. AEFC has been a provider of financial services since 1894 and as of the end of the most recent fiscal year owned and managed more than $209 billion in assets.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

AXP VP - Cash Management Fund, AXP VP - Diversified Bond Fund, AXP VP - Global Bond Fund, AXP VP - High Yield Bond Fund and AXP VP - Short Duration U.S. Government Fund received an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the funds without first obtaining shareholder approval. Before the funds may rely on the order, a majority of the fund's outstanding voting securities will need to approve operating the funds in this manner. If shareholder approval is received, the funds may add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.

             AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       64p

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The returns do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown. This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request. We have not provided this information for AXP VP - Core Bond Fund, AXP VP - Large Cap Value Fund and AXP VP - Partners Select Value Fund because they are new and do not have any history.

AXP VP - BLUE CHIP ADVANTAGE FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002         2001         2000(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $   6.57     $   8.14     $  11.62        $   9.78
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .06          .05          .07             .02
Net gains (losses) (both realized and unrealized)                        .57        (1.57)       (3.47)           1.85
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .63        (1.52)       (3.40)           1.87
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.06)        (.05)        (.08)           (.03)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   7.14     $   6.57     $   8.14        $  11.62
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $     66     $     63     $     81        $     71
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                         .80%         .79%         .78%            .95%(d),(f)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .96%         .68%         .81%            .34%(f)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 87%         143%         124%            226%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                                         9.60%      (18.67%)     (29.40%)         19.13%(g)
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 0.96% for the period ended Aug. 31, 2000.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       65p

AXP VP - CAPITAL RESOURCE FUND

FISCAL PERIOD ENDED AUG. 31,                                           2003        2002        2001        2000        1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $  16.48    $  20.87    $  37.21    $  34.62    $  26.80
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .10         .10         .05         .01         .06
Net gains (losses) (both realized and unrealized)                      1.56       (2.83)     (12.96)       6.20       10.28
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.66       (2.73)     (12.91)       6.21       10.34
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.10)       (.09)       (.04)       (.01)       (.06)
Distributions from realized gains                                        --       (1.57)      (3.39)      (3.61)      (2.46)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.10)      (1.66)      (3.43)      (3.62)      (2.52)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  18.04    $  16.48    $  20.87    $  37.21    $  34.62
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $  1,982    $  2,227    $  3,270    $  5,920    $  5,621
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .85%        .80%        .78%        .77%        .66%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .62%        .52%        .13%       (.02%)       .17%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               115%        146%         62%         52%         56%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       10.16%     (14.08%)    (36.48%)     19.26%      40.12%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

AXP VP - CASH MANAGEMENT FUND

FISCAL PERIOD ENDED AUG. 31,                                           2003        2002        2001        2000        1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .01         .02         .05         .05         .05
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.01)       (.02)       (.05)       (.05)       (.05)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $    868    $  1,123    $  1,063    $    783    $    690
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .70%        .69%        .68%        .68%        .56%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .72%       1.61%       4.76%       5.38%       4.60%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                         .72%       1.59%       4.94%       5.52%       4.72%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       66p

AXP VP - DIVERSIFIED BOND FUND

FISCAL PERIOD ENDED AUG. 31,                                           2003        2002        2001        2000        1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $  10.38    $  10.61    $  10.29    $  10.56    $  11.08
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .44         .56         .70         .75         .79
Net gains (losses) (both realized and unrealized)                       .02        (.23)        .30        (.27)       (.52)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .46         .33        1.00         .48         .27
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.44)       (.56)       (.68)       (.75)       (.77)
Distributions from realized gains                                        --          --          --          --        (.02)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.44)       (.56)       (.68)       (.75)       (.79)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  10.40    $  10.38    $  10.61    $  10.29    $  10.56
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $  1,765    $  1,814    $  1,626    $  1,468    $  1,750
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .81%        .80%        .80%        .79%        .68%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      4.23%       5.41%       6.72%       7.30%       7.22%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               251%        167%        122%         70%         68%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                        4.50%       3.20%      10.07%       4.69%       2.40%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

AXP VP - DIVERSIFIED EQUITY INCOME FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002         2001         2000(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $   8.41     $  10.20     $  10.05        $   9.76
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .17          .13          .11             .10
Net gains (losses) (both realized and unrealized)                       1.24        (1.75)         .15             .30
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        1.41        (1.62)         .26             .40
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.17)        (.13)        (.11)           (.11)
Distributions from realized gains                                         --         (.04)          --              --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.17)        (.17)        (.11)           (.11)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   9.65     $   8.41     $  10.20        $  10.05
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    370     $    267     $    106        $     23
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                         .76%         .87%         .91%(d)         .95%(d),(f)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       2.13%        1.59%        1.49%           1.42%(f)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 39%          35%          68%             53%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                                        17.00%      (16.16%)       2.56%           4.21%(g)
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.17% and 1.49% for the periods ended Aug. 31, 2001 and 2000, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       67p

AXP VP - EMERGING MARKETS FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002         2001         2000(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $   7.04     $   6.68     $   9.61        $  10.23
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .04          .02          .01            (.01)
Net gains (losses) (both realized and unrealized)                       1.38          .34        (2.94)           (.60)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        1.42          .36        (2.93)           (.61)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.02)          --           --              --
Tax return of capital                                                     --           --           --            (.01)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.02)          --           --            (.01)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   8.44     $   7.04     $   6.68        $   9.61
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $     16     $     10     $      6        $      6
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                    1.75%        1.68%        1.75%           1.69%(f)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .67%         .31%         .20%           (.36%)(f)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                191%         215%         203%             37%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                                        20.25%        5.45%      (30.49%)         (6.03%)(g)
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2000 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 2.04%, 2.36%, 3.49% and 2.42% for the periods ended Aug. 31, 2003, 2002, 2001 and 2000, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

AXP VP - EQUITY SELECT FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002      2001(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $   8.54     $   9.57     $  10.27
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            (.05)        (.04)        (.01)
Net gains (losses) (both realized and unrealized)                       1.60         (.99)        (.69)
------------------------------------------------------------------------------------------------------
Total from investment operations                                        1.55        (1.03)        (.70)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  10.09     $   8.54     $   9.57
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    170     $     72     $     14
------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                        1.06%        1.10%(d)     1.10%(d),(f)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       (.71%)       (.76%)       (.45%)(f)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 19%          20%          19%
------------------------------------------------------------------------------------------------------
Total return(e)                                                        18.20%      (10.77%)      (6.82%)(g)
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2001 (date the Fund became available) to Aug. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.39% and 2.99% for the periods ended Aug. 31, 2002 and 2001, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       68p

AXP VP - GLOBAL BOND FUND

FISCAL PERIOD ENDED AUG. 31,                                           2003        2002        2001        2000        1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $  10.02    $   9.76    $   9.34    $   9.84    $  10.09
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .34         .38         .43         .32         .55
Net gains (losses) (both realized and unrealized)                       .61         .36         .23        (.51)       (.29)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .95         .74         .66        (.19)        .26
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.57)       (.48)       (.24)       (.31)       (.51)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  10.40    $  10.02    $   9.76    $   9.34    $   9.84
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $    312    $    233    $    191    $    177    $    197
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.09%       1.08%       1.07%       1.07%        .96%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.08%       3.92%       4.54%       4.81%       5.36%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               102%         46%         34%         50%         56%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                        9.56%       7.83%       7.14%      (1.90%)      2.50%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

AXP VP - GROWTH FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002         2001         2000(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $   5.00     $   6.48     $  13.46        $   9.72
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .01           --         (.01)             --
Net gains (losses) (both realized and unrealized)                        .45        (1.48)       (6.97)           3.75
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .46        (1.48)       (6.98)           3.75
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.01)          --           --              --
Tax return of capital                                                     --           --           --            (.01)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.01)          --           --            (.01)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   5.45     $   5.00     $   6.48        $  13.46
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    223     $    144     $    177        $    195
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                         .99%         .81%         .90%(d)         .95%(d),(f)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .20%          --%        (.19%)          (.09%)(f)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                199%         272%          41%             17%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                                         9.29%      (22.80%)     (51.87%)         38.59%(g)
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.91% and 0.97% for the periods ended Aug 31, 2001 and 2000, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       69p

AXP VP - HIGH YIELD BOND FUND

FISCAL PERIOD ENDED AUG. 31,                                           2003        2002        2001        2000        1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $   5.66    $   6.83    $   7.76    $   8.75    $   9.54
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .48         .56         .79         .85         .92
Net gains (losses) (both realized and unrealized)                       .54       (1.17)       (.95)       (.99)       (.69)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.02        (.61)       (.16)       (.14)        .23
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.46)       (.56)       (.77)       (.85)       (.92)
Distributions from realized gains                                        --          --          --          --        (.10)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.46)       (.56)       (.77)       (.85)      (1.02)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   6.22    $   5.66    $   6.83    $   7.76    $   8.75
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $    843    $    577    $    609    $    595    $    638
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .83%        .83%        .82%        .82%        .70%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      8.31%       8.91%      11.04%      10.35%      10.17%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               141%        135%         86%         63%         50%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       18.81%      (9.33%)     (1.89%)     (1.59%)      2.61%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

AXP VP - INTERNATIONAL FUND

FISCAL PERIOD ENDED AUG. 31,                                           2003        2002        2001        2000        1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $   7.00    $   8.39    $  16.98    $  17.26    $  14.25
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .08         .07         .03         .06         .12
Net gains (losses) (both realized and unrealized)                       .16       (1.35)      (5.57)       2.50        3.04
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .24       (1.28)      (5.54)       2.56        3.16
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.05)       (.07)       (.03)       (.01)       (.07)
Distributions from realized gains                                        --        (.01)      (2.97)      (2.83)       (.08)
Excess distributions from net investment income                          --        (.03)       (.05)         --          --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.05)       (.11)      (3.05)      (2.84)       (.15)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   7.19    $   7.00    $   8.39    $  16.98    $  17.26
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $    738    $    873    $  1,310    $  2,389    $  2,221
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.06%       1.07%       1.04%       1.02%        .94%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.19%        .83%        .31%        .27%        .70%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               102%        140%        278%        118%        102%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                        3.48%     (15.38%)    (36.90%)     14.74%      22.18%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       70p

AXP VP - MANAGED FUND

FISCAL PERIOD ENDED AUG. 31,                                           2003        2002        2001        2000        1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $  12.32    $  15.30    $  20.81    $  18.84    $  17.25
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .31         .33         .44         .47         .50
Net gains (losses) (both realized and unrealized)                       .82       (1.88)      (4.32)       2.85        3.29
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.13       (1.55)      (3.88)       3.32        3.79
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.31)       (.34)       (.39)       (.48)       (.49)
Distributions from realized gains                                      (.14)      (1.09)      (1.24)       (.87)      (1.71)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.45)      (1.43)      (1.63)      (1.35)      (2.20)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  13.00    $  12.32    $  15.30    $  20.81    $  18.84
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $  2,416    $  2,709    $  3,759    $  5,223    $  5,046
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .80%        .77%        .76%        .75%        .63%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      2.48%       2.31%       2.46%       2.37%       2.62%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               119%        103%         63%         49%         44%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                        9.40%     (10.91%)    (19.37%)     18.42%      22.98%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

AXP VP - NEW DIMENSIONS FUND

FISCAL PERIOD ENDED AUG. 31,                                           2003        2002        2001        2000        1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $  13.06    $  15.49    $  25.03    $  18.87    $  13.29
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .08         .07         .02         .03         .06
Net gains (losses) (both realized and unrealized)                      1.23       (2.42)      (8.01)       6.34        5.60
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.31       (2.35)      (7.99)       6.37        5.66
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.08)       (.07)       (.02)       (.04)       (.06)
Distributions from realized gains                                        --        (.01)      (1.53)       (.17)       (.02)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.08)       (.08)      (1.55)       (.21)       (.08)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  14.29    $  13.06    $  15.49    $  25.03    $  18.87
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $  3,115    $  3,045    $  3,892    $  5,564    $  3,538
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .82%        .79%        .79%        .78%        .68%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .64%        .47%        .12%        .15%        .34%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                23%         27%         27%         28%         27%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       10.11%     (15.17%)    (33.05%)     34.01%      42.61%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       71p

AXP VP - PARTNERS SMALL CAP VALUE FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002      2001(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $   9.52     $   9.84     $  10.01
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            (.03)        (.03)        (.01)
Net gains (losses) (both realized and unrealized)                       1.95         (.29)        (.16)
------------------------------------------------------------------------------------------------------
Total from investment operations                                        1.92         (.32)        (.17)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.01)          --           --
Distributions from realized gains                                       (.04)          --           --
------------------------------------------------------------------------------------------------------
Total distributions                                                     (.05)          --           --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  11.39     $   9.52     $   9.84
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    134     $     63     $      5
------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                        1.55%        1.48%        1.50%(d),(f)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       (.43%)       (.67%)      (1.15%)(f)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 87%          12%          --%
------------------------------------------------------------------------------------------------------
Total return(e)                                                        20.24%       (3.19%)      (1.77%)(g)
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 14, 2001 (date the Fund became available) to Aug. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 6.86% for the period ended Aug. 31, 2001.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       72p

AXP VP - S&P 500 INDEX FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002         2001         2000(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $   6.24     $   7.71     $  10.38        $  10.06
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .08          .07          .06             .02
Net gains (losses) (both realized and unrealized)                        .64        (1.47)       (2.65)            .33
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .72        (1.40)       (2.59)            .35
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.08)        (.07)        (.06)           (.03)
Distributions from realized gains                                         --           --         (.02)             --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.08)        (.07)        (.08)           (.03)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   6.88     $   6.24     $   7.71        $  10.38
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    171     $     99     $     56        $     21
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                    .50%          .50%         .49%            .48%(f)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       1.31%        1.01%         .85%            .72%(f)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                  5%          72%         137%             44%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                                        11.51%      (18.29%)     (24.96%)          3.49%(g)
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2000 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.64%, 0.82%, 1.31% and 1.57% for the periods ended Aug. 31, 2003, 2002, 2001 and 2000, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       73p

AXP VP - SHORT DURATION U.S. GOVERNMENT FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002         2001         2000(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $  10.55     $  10.34     $   9.95        $  10.02
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .27          .34          .52             .51
Net gains (losses) (both realized and unrealized)                       (.05)         .23          .39            (.06)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .22          .57          .91             .45
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.27)        (.34)        (.52)           (.52)
Distributions from realized gains                                       (.04)        (.02)          --              --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.31)        (.36)        (.52)           (.52)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  10.46     $  10.55     $  10.34        $   9.95
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    479     $    276     $    106        $     37
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                         .82%         .83%         .84%(d)         .87%(d),(f)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       2.47%        3.24%        4.94%           5.49%(f)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                179%         292%          95%             67%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                                         2.06%        5.42%        9.29%           4.64%(g)
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.87% and 0.89% for the periods ended Aug. 31, 2001 and 2000, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

AXP VP - SMALL CAP ADVANTAGE FUND

FISCAL PERIOD ENDED AUG. 31,                                            2003         2002         2001         2000(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $   8.79     $  10.13     $  12.58        $   9.90
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            (.02)        (.02)        (.01)           (.02)
Net gains (losses) (both realized and unrealized)                       2.48        (1.32)       (2.09)           2.78
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        2.46        (1.34)       (2.10)           2.76
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                         --           --         (.35)           (.08)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  11.25     $   8.79     $  10.13        $  12.58
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    102     $     59     $     49        $     31
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                        1.19%        1.11%        1.16%(d)        1.19%(d),(f)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       (.20%)       (.21%)       (.08%)          (.24%)(f)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                124%         156%         152%            169%
----------------------------------------------------------------------------------------------------------------------
Total return(e)                                                        27.96%      (13.28%)     (16.68%)         28.19%(g)
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances. (d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.26% and 1.43% for the periods ended Aug. 31, 2001 and 2000, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       74p

AXP VP - STOCK FUND

FISCAL PERIOD ENDED AUG. 31,                                                2003         2002        2001(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                     $     8.00   $     9.52   $     9.82
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                    .05          .05          .01
Net gains (losses) (both realized and unrealized)                               .48        (1.52)        (.30)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                .53        (1.47)        (.29)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                           (.05)        (.05)        (.01)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $     8.48   $     8.00   $     9.52
-------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                  $       12   $        5   $        2
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                           1.10%        1.10%        1.10%(f)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets               .62%         .56%         .90%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                        76%          93%           4%
-------------------------------------------------------------------------------------------------------------
Total return(e)                                                                6.65%      (15.53%)      (2.97%)(g)
-------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 13, 2001 (date the Fund became available) to Aug. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.81%, 2.44% and 11.36% for the periods ended Aug. 31, 2003, 2002 and 2001, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Adjusted to an annual basis.
(g) Not annualized.

AXP VP - STRATEGY AGGRESSIVE FUND

FISCAL PERIOD ENDED AUG. 31,                            2003          2002        2001         2000         1999
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                 $     5.72   $     8.29   $    27.82   $    16.46   $    13.10
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (.03)        (.04)         .01          .01          .05
Net gains (losses) (both realized and unrealized)          1.30        (2.53)      (13.01)       13.17         4.36
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                           1.27        (2.57)      (13.00)       13.18         4.41
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         --           --         (.02)          --         (.05)
Distributions from realized gains                            --           --        (6.51)       (1.82)       (1.00)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                          --           --        (6.53)       (1.82)       (1.05)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $     6.99   $     5.72   $     8.29   $    27.82   $    16.46
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $      969   $      991   $    1,815   $    4,197   $    2,327
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
  net assets(b)                                             .83%         .81%         .78%         .77%         .67%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                              (.54%)       (.50%)        .10%         .04%         .31%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                          27%         180%         166%         143%         207%
-------------------------------------------------------------------------------------------------------------------
Total return(c)                                           22.16%      (30.97%)     (53.61%)      84.97%       35.27%
-------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

           AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- PROSPECTUS
                                       75p

Additional information about the Fund and its investments is available in the Fund's SAI, annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during the last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, or to make inquiries about the Fund, contact American Express Variable Portfolio Funds.

American Express Variable Portfolio Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919 TTY: (800) 846-4852

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #s:

AXP Variable Portfolio - Blue Chip Advantage Fund                      811-3218

AXP Variable Portfolio - Capital Resource Fund                         811-3218

AXP Variable Portfolio - Cash Management Fund                          811-3190

AXP Variable Portfolio - Core Bond Fund                                811-3219

AXP Variable Portfolio - Diversified Bond Fund                         811-3219

AXP Variable Portfolio - Diversified Equity Income Fund                811-4252

AXP Variable Portfolio - Emerging Markets Fund                         811-3218

AXP Variable Portfolio - Equity Select Fund                            811-3218

AXP Variable Portfolio - Global Bond Fund                              811-3219

AXP Variable Portfolio - Growth Fund                                   811-3218

AXP Variable Portfolio - High Yield Bond Fund                          811-3219

AXP Variable Portfolio - International Fund                            811-3218

AXP Variable Portfolio - Large Cap Value Fund                          811-3218

AXP Variable Portfolio - Managed Fund                                  811-4252

AXP Variable Portfolio - New Dimensions Fund                           811-3218

AXP Variable Portfolio - Partners Select Value Fund                    811-10383

AXP Variable Portfolio - Partners Small Cap Value Fund                 811-10383

AXP Variable Portfolio - S&P 500 Index Fund                            811-3218

AXP Variable Portfolio - Short Duration U.S. Government Fund           811-3219

AXP Variable Portfolio - Small Cap Advantage Fund                      811-3218

AXP Variable Portfolio - Stock Fund                                    811-3218

AXP Variable Portfolio - Strategy Aggressive Fund                      811-3218

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
--------------------------------------------------------------------------------

American Express Variable Portfolio Funds
70100 AXP Financial Center
Minneapolis, MN 55474